COPY AS EXECUTED



                               U.S. $1,000,000,000


                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                          Dated as of December 5, 1997

                                      Among

                           360 COMMUNICATIONS COMPANY

                                  as Borrower,

                        THE INITIAL LENDERS NAMED HEREIN

                                   as Lenders,

                                       and

                                 CITIBANK, N.A.,

                            as Administrative Agent,

                            THE CHASE MANHATTAN BANK

                              as Syndication Agent,

                         TORONTO DOMINION (TEXAS), INC.

                             as Documentation Agent,

                                       and

                           BANK OF AMERICA N.T. & S.A.

                              as Syndication Agent

                                TABLE OF CONTENTS

                                                                           Page

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

    SECTION 1.01.  Certain Defined Terms...................................  2
    SECTION 1.02.  Computation of Time Periods............................. 20
    SECTION 1.03.  Accounting Terms........................................ 20

                                   ARTICLE II

                        AMOUNTS AND TERMS OF THE ADVANCES

    SECTION 2.01.  The Revolving Credit Advances........................... 20
    SECTION 2.02.  Making the Revolving Credit Advances.................... 21
    SECTION 2.03.  The Competitive Bid Advances............................ 23
    SECTION 2.04.  Fees.................................................... 27
    SECTION 2.05.  Termination or Reduction of the Commitments............. 28
    SECTION 2.06.  Repayment of Revolving Credit Advances ................. 28
    SECTION 2.07.  Interest on Revolving Credit Advances................... 28
    SECTION 2.08.  Interest Rate Determination............................. 29
    SECTION 2.09.  Optional Conversion of Revolving Credit Advances........ 30
    SECTION 2.10.  Prepayments of Revolving Credit Advances................ 30
    SECTION 2.11.  Increased Costs......................................... 31
    SECTION 2.12.  Illegality.............................................. 32
    SECTION 2.13.  Payments and Computations............................... 32
    SECTION 2.14.  Taxes................................................... 34
    SECTION 2.15.  Sharing of Payments, Etc................................ 36
    SECTION 2.16.  Use of Proceeds......................................... 36
    SECTION 2.17.  Substitution of Lenders................................. 36

                                   ARTICLE III

                     CONDITIONS TO EFFECTIVENESS AND LENDING

    SECTION 3.01.  Conditions Precedent to Effectiveness of Sections 2.01
                   and 2.03................................................ 37
    SECTION 3.02.  Conditions Precedent to Each Revolving Credit Borrowing. 39
    SECTION 3.03.  Conditions Precedent to Each Competitive Bid Borrowing.. 40
    SECTION 3.04.  Determinations Under Section 3.01....................... 40

                                                                           Page


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

    SECTION 4.01.  Representations and Warranties of the Borrower........... 41

                                    ARTICLE V

                            COVENANTS OF THE BORROWER

    SECTION 5.01.  Affirmative Covenants.................................... 46
    SECTION 5.02.  Negative Covenants....................................... 51
    SECTION 5.03.  Financial Covenants...................................... 60

                                   ARTICLE VI

                                EVENTS OF DEFAULT

    SECTION 6.01.  Events of Default........................................ 62

                                   ARTICLE VII

                                   THE AGENTS

    SECTION 7.01.  Authorization and Action................................. 66
    SECTION 7.02.  Administrative Agent's Reliance, Etc..................... 66
    SECTION 7.03.  Citibank, BankAmerica, TD Bank and Chase and Affiliates.. 67
    SECTION 7.04.  Lender Credit Decision................................... 67
    SECTION 7.05.  Indemnification.......................................... 67
    SECTION 7.06.  Successor Agents......................................... 68
    SECTION 7.07.  Agents................................................... 68

                                  ARTICLE VIII

                                  MISCELLANEOUS

    SECTION 8.01.  Amendments, Etc.......................................... 69
    SECTION 8.02.  Notices, Etc............................................. 69
    SECTION 8.03.  No Waiver; Remedies...................................... 70
    SECTION 8.04.  Costs and Expenses....................................... 70

                                                                           Page


    SECTION 8.05.  Right of Set-off......................................... 71
    SECTION 8.06.  Binding Effect........................................... 72
    SECTION 8.07.  Assignments, Designations and Participations............. 72
    SECTION 8.08.  Confidentiality.......................................... 76
    SECTION 8.09.  Governing Law............................................ 76
    SECTION 8.10.  Execution in Counterparts................................ 76
    SECTION 8.11.  Jurisdiction, Etc........................................ 76
    SECTION 8.12.  Effective Date Assignments; Etc.......................... 77
    SECTION 8.13.  Waiver of Jury Trial..................................... 79

Schedules

Schedule I            -    List of Applicable Lending Offices

Schedule 3.01(f)      -    Agreements and Instruments Relating to Structure and
                           Capitalization

Schedule 4.01(b)      -    Restricted Subsidiaries

Schedule 4.01(d)      -    Required Authorizations, Approvals, Actions, Notices
                           and Filings

Schedule 5.01(h)      -    Transactions with Affiliates

Schedule 5.02(a)      -    Existing Liens

Schedule 5.02(d)      -    Surviving Debt

Schedule 5.02(g)      -    Existing Investments

Schedule 8.12         -    Existing Commitments and Existing Advances



Exhibits

Exhibit A-1           -    Form of Revolving Credit Note

Exhibit A-2           -    Form of Competitive Bid Note

Exhibit B-1           -    Form of Notice of Borrowing

Exhibit B-2           -    Form of Notice of Competitive Bid Borrowing

Exhibit C             -    Form of Assignment and Acceptance

Exhibit D             -    Form of Designation Agreement

Exhibit E             -    Form of Opinion of General Counsel of the Borrower

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 5, 1997 (as so amended and restated and as further amended, supplemented or otherwise modified from time to time, the "Agreement") among 360 COMMUNICATIONS COMPANY, a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders (the "Initial Lenders") listed on the signature pages hereof, CITIBANK, N.A. ("Citibank"), as administrative agent (the "Administrative Agent"), THE CHASE MANHATTAN BANK, as successor to Chemical Bank ("Chase"), as syndication agent, TORONTO DOMINION (TEXAS), INC. ("TD Bank"), as documentation agent (the "Documentation Agent"), and BANK OF AMERICA N.T. & S.A., as successor to Bank of America Illinois ("BankAmerica"), as syndication agent (together with Chase, the "Syndication Agents", and the Syndication Agents, together with the Administrative Agent and the Documentation Agent, being the "Agents") for the Lenders (as hereinafter defined).

                  PRELIMINARY STATEMENTS.

                  (1) The Borrower has entered into a Credit Agreement dated as of March 6, 1996 (the "Credit Agreement") with the Agents and certain lenders, financial institutions and other institutional lenders party thereto.

                  (2) The Credit Agreement was amended and restated by an Amended and Restated Credit Agreement dated as of October 31, 1996 (as amended, supplemented or otherwise modified by a Letter Waiver dated as of March 24, 1997 and a Letter Amendment and Waiver dated as of April 15, 1997 (the "First Amended and Restated Credit Agreement")) among the Borrower, the Agents and certain lenders, financial institutions and other institutional lenders party thereto (collectively, the "Existing Lenders").

                  (3) The Borrower has requested that the Existing Lenders and others enter into this Agreement to amend and restate the First Amended and Restated Credit Agreement as set forth herein. The Existing Lenders party hereto have indicated their willingness to amend and restate the First Amended and Restated Credit Agreement upon the terms and conditions stated herein.

                  (4) Simultaneously with the execution hereof, the Existing Lenders that are not Initial Lenders have entered into an assignment agreement (as amended, supplemented or otherwise modified from time to time, the "Assignment Agreement") with the Borrower and the Administrative Agent pursuant to which such Existing Lenders have agreed to sell and assign to the Initial Lenders all of their Existing Commitments (as hereinafter defined) and the Initial Lenders have agreed to purchase and assume, as of the Effective Date, all of such Existing Lenders' rights and obligations under the First Amended and Restated Credit Agreement on the terms set forth in the Assignment Agreement. After giving effect to such sale and assignment as of the Effective Date, the Commitments (as hereinafter defined) of each of the Initial Lenders will be as set forth opposite such Initial Lender's name on the signature pages hereof.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereto hereby agree that, subject to the satisfaction of the conditions set forth in Article III, the First Amended and Restated Credit Agreement is amended and restated in its entirety to read as follows:


                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

                  SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Administrative Agent" has the meaning specified in the recital of parties to this Agreement.

                  "Administrative Agent's Account" means the account of the Administrative Agent maintained by the Administrative Agent at Citibank with its office at 399 Park Avenue, New York, New York 10043, Account No. 36852248, Attention: Matthew Carter.

                  "Advance" means a Revolving Credit Advance or a Competitive Bid Advance.

                  "Affiliate" means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term "control" (including the terms "controlling", "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to vote 10% or more of the Voting Stock of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise.

                  "Agents" has the meaning specified in the recital of parties to this Agreement.

                  "Applicable Lending Office" means, with respect to each Lender, such Lender's Domestic Lending Office, in the case of a Base Rate Advance, such Lender's Eurodollar Lending Office in the case of a Eurodollar Rate Advance and, in the case of a Competitive Bid Advance, the office of such Lender notified by such Lender to the Administrative Agent as its Applicable Lending Office with respect to such Competitive Bid Advance.

                  "Applicable Margin" means, as of any date, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:

================================================================================
                                                             Applicable Margin
       Public Debt Rating        Applicable Margin for      for Eurodollar Rate
          S&P/Moody's             Base Rate Advances             Advances
================================================================================
--------------------------------------------------------------------------------
Level 1
A--or above or A3 or above                0.00%                    0.225%
            --    --
--------------------------------------------------------------------------------
Level 2
Less than Level 1 but at least
BBB+ or at least Baa1                     0.00%                    0.275%
     --
--------------------------------------------------------------------------------
Level 3
Less than Level 2 but at least
BBB or at least Baa2                      0.00%                    0.350%
    --
--------------------------------------------------------------------------------
Level 4
Less than Level 3 but at least
BBB-- and Baa3                            0.00%                    0.425%
      ---
--------------------------------------------------------------------------------
Level 5
Less than Level 4 but at least
BBB--or at least Baa3                     0.00%                    0.500%
     --
--------------------------------------------------------------------------------
Level 6
Less than Level 5 but at least
BB+ and Ba1                               0.00%                    0.625%
    ---
--------------------------------------------------------------------------------
Level 7
Less than Level 6                         0.00%                    0.750%
================================================================================

                  "Applicable Percentage" means, as of any date, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:

==========================================================================
              Public Debt Rating                Applicable
                  S&P/Moody's                   Percentage
==========================================================================
--------------------------------------------------------------------------
Level 1
A--or above or A3 or above                         0.08%
            --
--------------------------------------------------------------------------
Level 2
Less than Level 1 but at least
BBB+ or at least Baa1                              0.10%
--------------------------------------------------------------------------
Level 3
Less than Level 2 but at least BBB
or at least Baa2                                   0.125%
--------------------------------------------------------------------------
Level 4
Less than Level 3 but at least
BBB--  and Baa3                                    0.150%
--------------------------------------------------------------------------
Level 5
Less than Level 4 but at least
BBB--  or at least Baa3                            0.150%
--------------------------------------------------------------------------
Level 6
Less than Level 5 but at least
BB+ and Ba1                                        0.225%
--------------------------------------------------------------------------
Level 7
Less than Level 6                                  0.250%
==========================================================================

                  "Assignment Agreement" has the meaning specified in the Preliminary Statements hereto.

                  "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, in substantially the form of Exhibit C hereto.

                  "Base Rate" means a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the highest of:

                           (a) the rate of interest announced publicly by Citibank in New York, New York, from time to time, as Citibank's base rate;

                           (b) the sum  (adjusted  to the nearest 1/16 of 1% or,
                  if there is no nearest 1/16 of 1%, to the next higher 1/16 of 1%) of (i) 1/2 of 1% per annum, plus (ii) the rate obtained by dividing (A) the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks, such three-week moving average (adjusted to the basis of a year of 360 days) being determined weekly on each Monday (or, if such day is not a Business Day, on the next succeeding Business
                  Day) for the three-week period ending on the previous Friday by Citibank on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by Citibank from three New York certificate of deposit dealers of recognized standing selected by Citibank, by (B) a percentage equal to 100% minus the average of the daily percentages specified during such three-week period by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, but not limited to, any emergency, supplemental or other marginal reserve requirement) for Citibank with respect to liabilities consisting of or including (among other liabilities) three-month U.S. dollar non-personal time deposits in the United States, plus (iii) the average during such three-week period of the annual assessment rates estimated by Citibank for determining the then current annual assessment payable by Citibank to the Federal Deposit Insurance Corporation (or any successor) for insuring U.S. dollar deposits of Citibank in the United States; and

                           (c) 1/2 of one  percent  per annum  above the Federal
                  Funds Rate.

                  "Base Rate Advance" means a Revolving Credit Advance that bears interest as provided in Section 2.07(a)(i).

                  "Borrowing"   means  a  Revolving   Credit   Borrowing   or  a
         Competitive Bid Borrowing.

                  "Business Day" means a day of the year on which banks are not required or authorized by law to close in New York, New York or Chicago, Illinois and, if the applicable Business Day relates to any Eurodollar Rate Advances, on which dealings are carried on in the London interbank market.

                  "Commitment" has the meaning specified in Section 2.01.

                  "Competitive Bid Advance" means an advance by a Lender to the Borrower as part of a Competitive Bid Borrowing resulting from the competitive bidding procedure described in Section 2.03 and refers to a Fixed Rate Advance or a LIBO Rate Advance.

                  "Competitive Bid Borrowing" means a borrowing consisting of simultaneous Competitive Bid Advances from each of the Lenders whose offer to make one or more Competitive Bid Advances as part of such borrowing has been accepted under the competitive bidding procedure described in Section 2.03.

                  "Competitive Bid Note" means a promissory note of the Borrower payable to the order of any Lender, in substantially the form of Exhibit A-2 hereto, evidencing the indebtedness of the Borrower to such Lender resulting from a Competitive Bid Advance made by such Lender.

                  "Competitive  Bid  Reduction"  has the  meaning  specified  in
         Section 2.01.

                  "Confidential Information" means information that the Borrower or any of its Subsidiaries furnishes to any Agent or any Lender, but does not include any such information that is or becomes generally available to the public other than as a result of a breach by any Agent or any Lender of its obligations hereunder or that is or becomes available to such Agent or such Lender from a source other than the Borrower or any of its Subsidiaries.

                  "Consolidated" refers to the consolidation of accounts in accordance with GAAP.

                  "Convert", "Conversion" and "Converted" each refers to a conversion of Revolving Credit Advances of one Type into Revolving Credit Advances of the other Type pursuant to Section 2.08 or 2.09.

                  "Credit   Agreement"   has  the  meaning   specified   in  the
         Preliminary Statements hereto.

                  "Debt" of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money (including, without limitation, indebtedness incurred in connection with securitizations, whether or not any such securitization is reflected on the balance sheet of such Person), (b) all payment Obligations of such Person for the deferred purchase price of property or services (other than trade payables and other accounts payable not overdue by more than 60 days incurred in the ordinary course of such Person's business), (c) all payment Obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all payment Obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all payment Obligations of such Person as lessee under leases that have been or should be, in accordance with GAAP, recorded as capital leases ("Capitalized Leases"), (f) all payment Obligations, contingent or otherwise, of such Person in respect of acceptances, letters of credit or similar extensions of credit which are or should be, in accordance with GAAP, set forth in the consolidated financial statements of such Person, (g) all payment Obligations, contingent or otherwise, of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any capital stock of or other ownership or profit interest in such Person or any other Person or any warrants, rights or options to acquire such capital stock, valued, in the case of mandatory redeemable preferred stock, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends,
         (h) all payment Obligations, contingent or otherwise, of such Person in respect of Hedge Agreements, (i) all Debt of others referred to in clauses (a) through (h) above or clause (j) below guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (1) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt, (2) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss, (3) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (4) otherwise to assure a creditor against loss, and (j) all Debt referred to in clauses (a) through (i) above secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt.

                  "Default" means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

                  "Designated Bidder" means (a) an Eligible Assignee or (b) a special purpose corporation that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and that issues (or the parent of which issues) commercial paper rated at least "Prime-1" (or the then equivalent grade) by Moody's or "A-1" (or the equivalent grade) by S&P that, in the case of either clause (a) or (b), (i) is organized under the laws of the United States or any State thereof, (ii) shall have become a party hereto pursuant to Sections 8.07(d), (e), (f) and (g) and (iii) is not otherwise a Lender.

                  "Designation Agreement" means a designation agreement entered into by a Lender (other than a Designated Bidder) and a Designated Bidder, and accepted by the Agent, in substantially the form of Exhibit D hereto.

                  "Domestic Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Domestic Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent.

                  "EBITDA" means, for any period, net income (or net loss) plus the sum of (a) interest expense, (b) income tax expense, (c) depreciation expense, (d) amortization expense and (e) non-cash losses (in each case, to the extent deducted in the calculation of net income), minus (f) non-cash gains (to the extent added in the calculation of net income), in each case determined in accordance with GAAP for such period.

                  "Effective Date" has the meaning specified in Section 3.01.

                  "Eligible Assignee" means (i) a Lender; (ii) an Affiliate of a Lender; (iii) a commercial bank organized under the laws of the United States, or any State thereof, and having a combined capital and surplus of at least $500,000,000; (iv) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof, and having a combined capital and surplus of at least $500,000,000; (v) a commercial bank organized under the laws of any other country that is a member of the Organization for Economic Cooperation and Development or has concluded special lending arrangements with the International Monetary Fund associated with its General Arrangements to Borrow, or a political subdivision of any such country, and having a combined capital and surplus of at least $500,000,000, so long as such bank is acting through a branch or agency located in the United States; (vi) the central bank of any country that is a member of the Organization for Economic Cooperation and Development; (vii) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and having a combined capital and surplus of at least $500,000,000; and (viii) any other Person approved by the
         Administrative Agent and the Borrower, such approval not to be unreasonably withheld or delayed; provided, however, that none of the Borrower, Sprint or any Affiliate of the Borrower or Sprint shall qualify as an Eligible Assignee.

                  "Environmental Action" means any action, suit, demand, demand letter, claim, notice of non-compliance or violation, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law, Environmental Permit or Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment, including, without limitation, (a) by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages relating to injuries or threats of injuries to health, safety or the environment and (b) by any governmental or regulatory authority or any third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief relating to injuries or threats of injuries to health, safety or the environment.

                  "Environmental Law" means any federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, judgment, decree or judicial or agency interpretation relating to pollution or protection of the environment, health, safety or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.

                  "Environmental    Permit"   means   any   permit,    approval,
         identification number, license or other authorization required under any Environmental Law.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

                  "ERISA Affiliate" means any Person that for purposes of Title IV of ERISA is a member of the Borrower's controlled group, or under common control with the Borrower, within the meaning of Section 414 of the Internal Revenue Code.

                  "ERISA Event" means (a) (i) the occurrence of a reportable event, within the meaning of Section 4043 of ERISA, with respect to any Plan unless the 30-day notice requirement with respect to such event has been waived by the PBGC, or (ii) the requirements of subsection (1) of Section 4043(b) of ERISA (without regard to subsection (2) of such Section) are met with respect to a contributing sponsor, as defined in
         Section 4001(a)(13) of ERISA, of a Plan, and an event described in paragraph (9), (10), (11), (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such Plan within the following 30 days; (b) the application for a minimum funding waiver with respect to a Plan; (c) the provision by the administrator of any Plan of a notice of intent to terminate such Plan pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (d) the cessation of operations at a facility of the Borrower or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA; (e) the withdrawal by the Borrower or any ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (f) the conditions for the imposition of a lien under Section 302(f) of ERISA shall have been met with respect to any Plan; (g) the adoption of an amendment to a Plan requiring the provision of security to such Plan pursuant to
         Section 307 of ERISA; or (h) the institution by the PBGC of proceedings to terminate a Plan pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, a Plan.

                  "Eurocurrency Liabilities" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "Eurodollar Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Eurodollar Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent.

                  "Eurodollar Rate" means, for any Interest Period for each Eurodollar Rate Advance comprising part of the same Revolving Credit Borrowing, an interest rate per annum equal to the rate per annum obtained by dividing (a) the average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum, if such average is not such a multiple) of the rate per annum at which deposits in U.S. dollars are offered by the principal office of each of the Reference Banks in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to such Reference Bank's Eurodollar Rate Advance comprising part of such Revolving Credit Borrowing to be outstanding during such Interest Period and for a period equal to such Interest Period by (b) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Interest Period. The Eurodollar Rate for any Interest Period for each Eurodollar Rate Advance comprising part of the same Revolving Credit Borrowing shall be determined by the Administrative Agent on the basis of applicable rates furnished to and received by the Administrative Agent from the Reference Banks two Business Days before the first day of such Interest Period, subject, however, to the provisions of Section 2.08.

                  "Eurodollar Rate Advance" means a Revolving Credit Advance that bears interest as provided in Section 2.07(a)(ii).

                  "Eurodollar Rate Reserve Percentage" for any Interest Period for all Eurodollar Rate Advances or LIBO Rate Advances comprising part of the same Borrowing means the reserve percentage applicable two
         Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Rate Advances or LIBO Rate Advances is determined) having a term equal to such Interest Period.

                  "Events of Default" has the meaning specified in Section 6.01.

                  "Existing Advance" means, for each Existing Lender, all of such Existing Lender's rights in and to, and all of its obligations under, the Advances (as defined in the First Amended and Restated Credit Agreement) evidenced by the Existing Notes and owing to it under the First Amended and Restated Credit Agreement as of the Effective Date, the aggregate amount of which is set forth opposite such Existing Lender's name on Schedule 8.12 hereto.

                  "Existing Commitment" means, for each Existing Lender, all of such Existing Lender's rights in and to, and all of its obligations under, the Commitment (as defined in the First Amended and Restated Credit Agreement) held by it under the First Amended and Restated Credit Agreement as of the Effective Date, the aggregate amount of which is set forth opposite such Existing Lender's name on Schedule
         8.12 hereto.

                  "Existing   Lenders"   has  the  meaning   specified   in  the
         Preliminary Statements hereto.

                  "Existing Notes" means the Notes as defined in, and issued pursuant to, the First Amended and Restated Credit Agreement.

                  "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                  "First Amended and Restated Credit Agreement" has the meaning specified in the Preliminary Statements hereto.

                  "Fixed Rate Advances" has the meaning specified in Section 2.03(a)(i).

                  "GAAP" has the meaning specified in Section 1.03.

                  "Hazardous Materials" means (a) petroleum and petroleum products, byproducts or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and radon gas and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law.

                  "Hedge Agreements" means interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts and other similar agreements.

                  "Information Memorandum" means the information memorandum dated December 1995 used by the Agents in connection with the syndication of the Commitments.

                  "Information Package" means certain information distributed by the Agents on or about November 3, 1997, to the Lenders in connection with this Agreement, but excluding the reports of independent analysts contained therein.

                  "Initial Lender" has the meaning specified in the recital of parties hereto.

                  "Insufficiency" means, with respect to any Plan, the amount, if any, of its unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA.

                  "Interest Period" means, for each Eurodollar Rate Advance comprising part of the same Revolving Credit Borrowing and each LIBO Rate Advance comprising part of the same Competitive Bid Borrowing, the period commencing on the date of such Eurodollar Rate Advance (or the date of the Conversion of any Base Rate Advance into such Eurodollar Rate Advance) or LIBO Rate Advance, as the case may be, and ending on the last day of the period selected by the Borrower pursuant to the provisions below and, thereafter, with respect to Eurodollar Rate Advances, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be one, two, three or six months or any other period agreed to by all of the Lenders, as the Borrower may, upon notice received by the Administrative Agent not later than 12:00 Noon (New York City time) on the third Business Day prior to the first day of such Interest Period, select; provided, however, that:

                           (i) the Borrower  may not select any Interest  Period
                  that ends after the Termination Date;

                           (ii) Interest Periods commencing on the same date for
                  Eurodollar Rate Advances comprising part of the same Revolving Credit Borrowing or for LIBO Rate Advances comprising part of the same Competitive Bid Borrowing shall be of the same duration (provided that multiple Borrowings with different Interest Periods may be made on the same Business Day);

                           (iii) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided, however, that, if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and

                           (iv) whenever the first day of any Interest Period occurs on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month.

                  "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

                  "Investment" in any Person means any loan or advance to such Person, any purchase or other acquisition of any capital stock, warrants, rights, options, obligations or other securities or all or substantially all of the assets of such Person, any capital contribution to such Person or any other investment in such Person, including, without limitation, any arrangement pursuant to which the investor incurs Debt of the types referred to in clauses (i) and (j) of the definition of "Debt" in respect of such Person.

                  "Lenders" means the Initial Lenders and each Person that shall become a party hereto pursuant to Section 8.07(a), (b) and (c) and, except when used in reference to a Revolving Credit Advance, a Revolving Credit Borrowing, a Revolving Credit Note, a Commitment or a related term, each Designated Bidder.

                  "LIBO Rate" means, for any Interest Period for all LIBO Rate Advances comprising part of the same Competitive Bid Borrowing, an interest rate per annum equal to the rate per annum obtained by dividing (a) the average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum, if such average is not such a multiple) of the rate per annum at which deposits in U.S. dollars are offered by the principal office of each of the Reference Banks, in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to the amount that would be the Reference Banks' respective ratable shares of such Borrowing if such Borrowing were to be a Revolving Credit Borrowing to be outstanding during such Interest Period and for a period equal to such Interest Period by (b) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Interest Period. The LIBO Rate for any Interest Period for each LIBO Rate Advance comprising part of the same Competitive Bid Borrowing shall be determined by the Administrative Agent on the basis of applicable rates furnished to and received by the Administrative Agent from the

         Reference Banks two Business Days before the first day of such Interest Period, subject, however, to the provisions of Section 2.08.

                  "LIBO Rate Advances" has the meaning specified in Section 2.03(a)(i).

                  "Lien" means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

                  "Marketable Securities" means any of the following, to the extent owned by the Borrower and having a maturity of not greater than 90 days from the date of acquisition thereof: (a) readily marketable direct obligations of the Government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the Government of the United States, (b) insured certificates of deposit of or time or demand deposits with any commercial bank that is a Lender or a member of the Federal Reserve System, issues (or the parent of which issues) commercial paper rated as described in clause (c), is organized under the laws of the United States or any State thereof and has combined capital and surplus of at least $500,000,000, (c) commercial paper in an aggregate amount of no more than $10,000,000 per issuer outstanding at any time, issued by any corporation organized under the laws of any State of the United States and rated at least "Prime-1" (or the then equivalent grade) by Moody's or "A-1" (or the then equivalent grade) by S&P or (d) Investments in money market or mutual funds that invest primarily in Marketable Securities of the types described in clauses (a), (b) and (c) above, in an aggregate amount invested in any one such fund not to exceed $10,000,000 outstanding at any time.

                  "Material Adverse Change" means any material adverse change in the financial condition, results of operations or prospects of the Borrower and its Subsidiaries taken as a whole.

                  "Material  Adverse Effect" means a material  adverse effect on
         (a) the financial condition, results of operations or prospects of the Borrower and its Subsidiaries taken as a whole, (b) the rights and remedies of any Agent or any Lender under this Agreement or any Note or
         (c) the ability of the Borrower to perform its payment Obligations in any respect, or its other Obligations in any material respect, under this Agreement or any Note.

                  "Material Contract" means each contract to which the Borrower or any Restricted Subsidiary is a party involving aggregate consideration payable to or by the Borrower or such Restricted Subsidiary of $250,000 or more or otherwise material to the financial condition, results of operations or prospects of the Borrower and the Restricted Subsidiaries taken as a whole.

                  "Material Subsidiary" means, at any time, a Subsidiary of the Borrower having at least 5% of the total Consolidated assets of the Borrower and its Subsidiaries (determined as of the last day of the most recent fiscal quarter of the Borrower) or at least 5% of the total Consolidated revenues or net income of the Borrower and its Subsidiaries for the 12-month period ending on the last day of the most recent fiscal quarter of the Borrower.

                  "Moody's" means Moody's Investors Service, Inc.

                  "Multiemployer Plan" means a multiemployer plan, as defined in
         Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

                  "Multiple Employer Plan" means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of the Borrower or any ERISA Affiliate and at least one Person other than the Borrower and the ERISA Affiliates or (b) was so maintained and in respect of which the Borrower or any ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

                  "Net Cash Proceeds" means, with respect to any sale, lease, transfer or other disposition of any asset by any Person, the aggregate amount of cash received from time to time (whether as initial consideration or through payment or disposition of deferred consideration) by or on behalf of such Person in connection with such transaction after deducting therefrom only (without duplication) (a) reasonable and customary brokerage commissions, underwriting fees and discounts, legal fees, finder's fees and other similar fees and commissions, (b) the amount of taxes payable in connection with or as a result of such transaction and (c) the amount of any Debt that, by the terms of the agreement or instrument governing such Debt (other than, in any case, the Senior Notes and the Senior Note Indenture), is required to be repaid upon such disposition, in each case to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid to a Person that is not an Affiliate of such Person or the Borrower or Sprint or any Affiliate of the Borrower or Sprint and are properly attributable to such transaction or to the asset that is the subject thereof.

                  "Non-hostile Acquisition" means any acquisition by the Borrower or any of its Subsidiaries of a Person, so long as (x) the board of directors (or other governing body) of such Person shall have approved such acquisition at the time such acquisition is first publicly announced, (y) if such Person shall have been soliciting bids for its acquisition, the board of directors (or other governing body) of such Person shall not have determined either to accept no offer or to accept an offer other than an offer by the Borrower or any of its Subsidiaries or (z) if such Person shall not have been soliciting bids for its acquisition or if the board of directors (or other governing body) of such Person shall have solicited bids for its acquisition but shall have initially determined either to accept no offer or to accept an offer other than an offer by the Borrower or any of its Subsidiaries, in each case the existence, amount and availability for the acquisition of such Person of the Commitments hereunder shall not have been disclosed, orally or in writing, until after such time as the board of directors (or other governing body) of such Person shall have approved such acquisition by the Borrower or any of its Subsidiaries and so long as, in any case, such acquisition is otherwise permitted hereunder.

                  "Note"  means a  Revolving  Credit Note or a  Competitive  Bid
         Note.

                  "Notice  of   Competitive   Bid  Borrowing"  has  the  meaning
         specified in Section 2.03(a)(i).

                  "Notice  of  Revolving  Credit   Borrowing"  has  the  meaning
         specified in Section 2.02(a).

                  "Obligation" means, with respect to any Person, any payment, performance or other obligation of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 6.01(e). Without limiting the generality of the foregoing, the Obligations of the Borrower under this Agreement and the Notes include (a) the obligation to pay principal, interest, charges, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable by the Borrower under this Agreement or any Note and (b) the obligation of the Borrower to reimburse any amount in respect of any of the foregoing that any Lender, in its sole discretion, may elect to pay or advance on behalf of the Borrower.

                  "Original Effective Date" means March 7, 1996.

                  "Other Taxes" has the meaning specified in Section 2.13(b).

                  "PBGC" means the Pension Benefit Guaranty Corporation (or any successor).

                  "Permitted Liens" means such of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced: (a) Liens for taxes, assessments and governmental charges or levies to the extent not required to be paid under Section 5.01(b) hereof; (b) Liens imposed by law, such as materialmen's, mechanics', carriers', workmen's and repairmen's Liens and other similar Liens arising in the ordinary course of business securing obligations that are not overdue for a period of more than 60 days; (c) pledges or deposits to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations; (d) pledges or deposits to secure the performance of bids, government contracts, leases (other than Capitalized Leases), surety and appeal bonds and other similar obligations, in each case incurred in the ordinary course of business (exclusive of obligations for payment of borrowed money) and (e) easements, rights of way and other encumbrances on title to real property that do not render title to the property encumbered thereby unmarketable or materially adversely affect the use of such property for its present purposes.

                  "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a government or any political subdivision or agency thereof.

                  "Plan"  means a Single  Employer  Plan or a Multiple  Employer
         Plan.

                  "Public Debt Rating" means, as of any date, the lowest rating that has been most recently announced by S&P or by Moody's, as the case may be, for any class of non-credit enhanced long-term senior unsecured debt issued by the Borrower. For purposes of the foregoing, (a) if only one of S&P and Moody's shall have in effect a Public Debt Rating as a result of events beyond the Borrower's control, the Applicable Margin and the Applicable Percentage shall be determined by reference to the available rating, and if only one of S&P and Moody's shall have in effect a Public Debt Rating for any other reason, the Applicable Margin and Applicable Percentage will be set in accordance with Level 6 under the definition of "Applicable Margin" or "Applicable Percentage", as the case may be; (b) if neither S&P nor Moody's shall have in effect a Public Debt Rating, the Applicable Margin and the Applicable Percentage will be set in accordance with Level 6 under the definition of "Applicable Margin" or "Applicable Percentage", as the case may be; (c) if any rating established by S&P or Moody's shall be changed, such change shall be effective as of the date on which such change is first announced publicly by the rating agency making such change; and (d) if S&P or Moody's shall change the basis on which ratings are established, each reference to the Public Debt Rating announced by S&P or Moody's, as the case may be, shall refer to the then equivalent rating by S&P or Moody's, as the case may be.

                  "Reference Banks" means Citibank, BankAmerica, TD Bank and Chase.

                  "Register" has the meaning specified in Section 8.07(c).

                  "Required Lenders" means at any time Lenders owed at least a majority in interest of the then aggregate unpaid principal amount of the Revolving Credit Advances owing to Lenders, or, if no such principal amount is then outstanding, Lenders having at least a majority in interest of the Commitments.

                  "Responsible Officer" means any officer of the Borrower (other than regional vice presidents and any other regional officer).

                  "Restricted Subsidiaries" means, as of the Effective Date, the Subsidiaries of the Borrower listed on Schedule 4.01(b) and thereafter all other Subsidiaries of the Borrower other than the Unrestricted Subsidiaries, provided, however, that no Restricted Subsidiary shall be a Subsidiary of an Unrestricted Subsidiary.

                  "Revolving Credit Advance" means an advance by a Lender to the Borrower as part of a Revolving Credit Borrowing and refers to a Base Rate Advance or a Eurodollar Rate Advance (each of which shall be a "Type" of Revolving Credit Advance).

                  "Revolving Credit Borrowing" means a borrowing consisting of simultaneous Revolving Credit Advances of the same Type made by each of the Lenders pursuant to Section 2.01.

                  "Revolving Credit Note" means a promissory note of the Borrower payable to the order of any Lender, in substantially the form of Exhibit A-1 hereto, evidencing the aggregate indebtedness of the Borrower to such Lender resulting from the Revolving Credit Advances made by such Lender.

                  "Rights Agreement" means the Rights Agreement dated as of March 5, 1996, among the Borrower and Chemical Bank, as Rights Agent, as in effect on the date hereof.

                  "Rolling Period" means, as at any date of determination, the period of the four fiscal quarters of the Borrower then most recently ended.

                  "S&P" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies.

                  "Senior Notes" means the senior unsecured notes of the Borrower due 2003 and 2006 issued pursuant to the Senior Note Indenture.

                  "Senior Note Indenture" means the Indenture dated as of March 7, 1996, between the Borrower and Citibank, as trustee, as amended, supplemented or otherwise modified from time to time in accordance with its terms, to the extent permitted in accordance with this Agreement.

                  "Single Employer Plan" means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of the Borrower or any ERISA Affiliate and no Person other than the Borrower and the ERISA Affiliates or (b) was so maintained and in respect of which the Borrower or any ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

                  "Spin-Off" means the pro rata tax-free distribution of all of the shares of Voting Stock of the Borrower by Sprint to the holders of Sprint's common stock.

                  "Sprint" means Sprint Corporation, a Kansas corporation.

                  "Subordinated Notes" means the $122,000,000 in initial aggregate principal amount of subordinated non-negotiable promissory notes due 2006, dated November 1, 1996, issued by the Borrower in connection with its acquisition of Independent Cellular Network, Inc. and affiliated companies, together with any agreement or instrument pursuant to which such subordinated notes were issued.

                  "Subsidiary" of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the right or power to direct, in the case of any entity of which such Person or any of its Subsidiaries is a general partner, or both the beneficial ownership of and the right or power to direct, in any other case, such limited liability company, partnership or joint venture or
         (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

                  "Surviving   Debt"  has  the  meaning   specified  in  Section
         5.02(d)(i)(C).

                  "Taxes" has the meaning specified in Section 2.13(a).

                  "Termination Date" means the earlier of the date that is the five-year anniversary of the Effective Date and the date of termination in whole of the Commitments pursuant to Section 2.05 or 6.01.

                  "Unrestricted Subsidiaries" means such Subsidiaries of the Borrower as the Borrower shall designate as an Unrestricted Subsidiary in writing to the Agents and the Lenders in accordance with the terms of Section 5.02(k), and any Subsidiaries thereof; provided, however, that no such Subsidiary shall own or hold any licenses, patents, trademarks or intellectual property other than such as may be necessary to the conduct of the business of such Subsidiary, and provided further that any such items as may be shared with any Restricted Subsidiary shall be owned and held by such Restricted Subsidiary.

                  "Voting Stock" means capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

                  "Withdrawal Liability" has the meaning specified in Part I of Subtitle E of Title IV of ERISA.

                  SECTION 1.02. Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

                  SECTION 1.03. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in Section 4.01(f) ("GAAP").


                                   ARTICLE II

                        AMOUNTS AND TERMS OF THE ADVANCES

                  SECTION 2.01. The Revolving Credit Advances. (a) Effective as of the Effective Date, each Existing Lender hereby sells and assigns all of its rights in and to, and all of its obligations under, each Existing Advance owing to it and the Existing Commitment held by it to the Initial Lenders and each Initial Lender hereby purchases and assumes, pro rata based on such Initial Lender's Commitment, all of the Existing Lenders' rights in and to, and all of their obligations under, the Existing Advances and the Existing Commitments, the aggregate amount of which is set forth opposite such Existing Lender's name on Schedule
8.12 hereto. In furtherance of the foregoing, each Initial Lender hereby authorizes and directs the Administrative Agent to accept the Assignment Agreement on behalf of such Initial Lender.

                  (b) Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make Revolving Credit Advances to the Borrower from time to time on any Business Day during the period from the Effective Date until the Termination Date in an aggregate amount not to exceed at any time outstanding the amount set forth opposite such Lender's name on the signature pages hereof or, if such Lender has entered into any Assignment and Acceptance, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(c), as such amount may be reduced pursuant to Section
2.05 (such Lender's "Commitment"), provided that the aggregate amount of the Commitments of Lenders shall be deemed used from time to time to the extent of the aggregate amount of the Competitive Bid Advances then outstanding and such deemed use of the aggregate amount of the Commitments shall be allocated among the Lenders ratably according to their respective Commitments (such deemed use of the aggregate amount of the Commitments being a "Competitive Bid Reduction"). Each Revolving Credit Borrowing shall be in an aggregate amount of $15,000,000 or an integral multiple of $1,000,000 in excess thereof (or, if less, an aggregate amount equal to the amount by which the aggregate amount of a proposed Competitive Bid Borrowing requested by the Borrower exceeds the aggregate amount of Competitive Bid Advances offered to be made by the Lenders and accepted by the Borrower in respect of such Competitive Bid Borrowing, if such Competitive Bid Borrowing is made on the same date as such Revolving Credit Borrowing) and shall consist of Revolving Credit Advances of the same Type made on the same day by the Lenders ratably according to their respective Commitments. Within the limits of each Lender's Commitment, the Borrower may borrow under this Section 2.01, prepay pursuant to Section 2.10 and reborrow under this Section 2.01.

                  SECTION 2.02. Making the Revolving Credit Advances. (a) Each Revolving Credit Borrowing shall be made on notice, given not later than 12:00 Noon (New York City time) on the third Business Day prior to the date of the proposed Revolving Credit Borrowing in the case of a Revolving Credit Borrowing consisting of Eurodollar Rate Advances, or not later than 11:00 A.M. (New York City time) on the same Business Day as the date of the proposed Revolving Credit Borrowing in the case of a Revolving Credit Borrowing consisting of Base Rate Advances, by the Borrower to the Administrative Agent, which shall give to each Lender prompt notice thereof by telecopier or telex. Each such notice of a Revolving Credit Borrowing (a "Notice of Revolving Credit Borrowing") shall be by telephone, confirmed immediately in writing, or telecopier or telex, in substantially the form of Exhibit B-1 hereto, specifying therein the requested
(i) date of such Revolving Credit Borrowing, (ii) Type of Advances comprising such Revolving Credit Borrowing, (iii) aggregate amount of such Revolving Credit Borrowing, and (iv) in the case of a Revolving Credit Borrowing consisting of Eurodollar Rate Advances, initial Interest Period for each such Advance. Each Lender shall, before 12:00 Noon (New York City time) on the date of such Revolving Credit Borrowing, make available for the account of its Applicable Lending Office to the Administrative Agent at the Administrative Agent's Account, in same day funds, such Lender's ratable portion of such Revolving Credit Borrowing. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will promptly make such funds available to the Borrower at an account maintained by the Borrower at a commercial bank organized under the laws of the United States, or any State thereof, and designated by the Borrower for such purpose.

                  (b)  Anything  in   subsection   (a)  above  to  the  contrary
notwithstanding, (i) the Borrower may not select Eurodollar Rate Advances for any Revolving Credit Borrowing if the obligation of the Lenders to make Eurodollar Rate Advances shall then be suspended pursuant to Section 2.08 or
2.12 and (ii) Eurodollar Rate Advances may not be outstanding as part of more than 12 separate Revolving Credit Borrowings.

                  (c) Each Notice of Revolving Credit Borrowing shall be irrevocable and binding on the Borrower. In the case of any Revolving Credit Borrowing that the related Notice of Revolving Credit Borrowing specifies is to be comprised of Eurodollar Rate Advances, the Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure by the Borrower to fulfill on or before the date specified in such Notice of Revolving Credit Borrowing for such Revolving Credit Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Revolving Credit Advance to be made by such Lender as part of such Revolving Credit Borrowing when such Revolving Credit Advance, as a result of such failure, is not made on such date.

                  (d) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Revolving Credit Borrowing (or in the case of a Revolving Credit Borrowing consisting of Base Rate Advances, prior to 12:00 Noon (New York City time) on the date of any Revolving Credit Borrowing) that such Lender will not make available to the Administrative Agent such Lender's ratable portion of such Revolving Credit Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Revolving Credit Borrowing in accordance with subsection (a) of this Section 2.02 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Borrower, the interest rate applicable at the time to Revolving Credit Advances comprising such Borrowing and (ii) in the case of such Lender, the Federal Funds Rate. If such Lender shall repay to the

Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender's Revolving Credit Advance as part of such Revolving Credit Borrowing for purposes of this Agreement.

                  (e) The failure of any Lender to make the Revolving Credit Advance to be made by it as part of any Revolving Credit Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Revolving Credit Advance on the date of such Revolving Credit Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Revolving Credit Advance to be made by such other Lender on the date of any Revolving Credit Borrowing.

                  SECTION 2.03. The Competitive Bid Advances. (a) Each Lender severally agrees that the Borrower may make Competitive Bid Borrowings under this Section 2.03 from time to time on any Business Day during the period from the date hereof until the date occurring three days prior to the Termination Date in the manner set forth below; provided that, following the making of each Competitive Bid Borrowing, (x) the aggregate amount of the Competitive Bid Advances of all Lenders then outstanding shall not exceed the aggregate amount of $500,000,000, (y) the aggregate amount of the Competitive Bid Advances of any one Lender then outstanding shall not exceed $50,000,000 and (z) the aggregate amount of the Advances then outstanding shall not exceed the aggregate amount of the Commitments of Lenders computed without regard to any Competitive Bid Reduction.

                  (i) The Borrower may request a Competitive Bid Borrowing under this Section 2.03 by delivering to the Administrative Agent, by telecopier or telex, a notice of a Competitive Bid Borrowing (a "Notice of Competitive Bid Borrowing"), in substantially the form of Exhibit B-2 hereto, specifying therein the requested (v) date of such proposed Competitive Bid Borrowing, (w) aggregate amount of such proposed
         Competitive Bid Borrowing, (x) in the case of a Competitive Bid Borrowing consisting of LIBO Rate Advances, Interest Period, or in the case of a Competitive Bid Borrowing consisting of Fixed Rate Advances, maturity date for repayment of each Fixed Rate Advance to be made as part of such Competitive Bid Borrowing (which maturity date may not be earlier than the date occurring 7 days after the date of such Competitive Bid Borrowing or later than the earlier of (I) 180 days after the date of such Competitive Bid Borrowing and (II) the Termination Date), (y) interest payment date or dates relating thereto, and (z) other terms (if any) to be applicable to such Competitive Bid Borrowing, not later than 10:00 A.M. (New York City time) (A) at least four Business Days prior to the date of the proposed Competitive Bid Borrowing, if the Borrower shall specify in the Notice of Competitive Bid Borrowing that the rates of interest to be offered by the Lenders shall be fixed rates per annum (the Advances comprising any such Competitive Bid Borrowing being referred to herein as "Fixed Rate Advances") and (B) at least five Business Days prior to the date of the proposed Competitive Bid Borrowing, if the Borrower shall instead specify in the Notice of Competitive Bid Borrowing that the rates of interest be offered by the Lenders are to be based on the LIBO Rate (the Advances comprising such Competitive Bid Borrowing being referred to herein as "LIBO Rate Advances"). The Administrative Agent shall in turn promptly notify each Lender of each request for a Competitive Bid Borrowing received by it from the Borrower by sending such Lender a copy of the related Notice of Competitive Bid Borrowing.

                  (ii) Each Lender may, if, in its sole discretion, it elects to do so, irrevocably offer to make one or more Competitive Bid Advances to the Borrower as part of such proposed Competitive Bid Borrowing at a rate or rates of interest specified by such Lender in its sole discretion, by notifying the Administrative Agent (which shall give prompt notice thereof to the Borrower), before 9:30 A.M. (New York City time) on the date of such proposed Competitive Bid Borrowing, in the case of a Competitive Bid Borrowing consisting of Fixed Rate Advances and before 10:00 A.M. (New York City time) on the third Business Day prior to the date of such proposed Competitive Bid Borrowing, in the case of a Competitive Bid Borrowing consisting of LIBO Rate Advances, of the minimum amount and maximum amount of each Competitive Bid Advance which such Lender would be willing to make as part of such proposed Competitive Bid Borrowing (which amounts may, subject to the proviso to the first sentence of this Section 2.03(a), exceed such Lender's Commitment, if any), the rate or rates of interest therefor and such Lender's Applicable Lending Office with respect to such Competitive Bid Advance; provided that, if the Administrative Agent in its capacity as a Lender shall, in its sole discretion, elect to make any such offer, it shall notify the Borrower of such offer at least 30 minutes before the time and on the date on which notice of such election is to be given to the Administrative Agent by the other Lenders. If any Lender shall elect not to make such an offer, such Lender shall so notify the Administrative Agent, before 10:00 A.M. (New York City time) on the date on which notice of such election is to be given to the Administrative Agent by the other Lenders, and such Lender shall not be obligated to, and shall not, make any Competitive Bid Advance as part of such Competitive Bid Borrowing; provided that the failure by any Lender to give such notice shall not cause such Lender to be obligated to make any Competitive Bid Advance as part of such proposed Competitive Bid Borrowing. In the event that a Lender elects hereunder to make one or more Competitive Bid Advances, such Lender agrees to comply with the proviso in the first sentence of this Section 2.03(a).

                  (iii) The Borrower shall, in turn, before 10:30 A.M. (New York City time) on the date of such proposed Competitive Bid Borrowing in the case of a Competitive Bid Borrowing consisting of Fixed Rate Advances, and before 11:00 A.M. (New York City time) three Business Days before the date of such proposed Competitive Bid Borrowing in the case of a Competitive Bid Borrowing consisting of LIBO Rate Advances, either:

                           (x) cancel such  Competitive  Bid Borrowing by giving
                  the Administrative Agent notice to that effect, or

                           (y) accept one or more of the offers made by any Lender or Lenders pursuant to paragraph (ii) above, in its sole discretion, by giving notice to the Administrative Agent of the amount of each Competitive Bid Advance (which amount shall be equal to or greater than the minimum amount, and equal to or less than the maximum amount, notified to the Borrower by the Administrative Agent on behalf of such Lender for such Competitive Bid Advance pursuant to paragraph (ii) above) to be made by each Lender as part of such Competitive Bid Borrowing, and reject any remaining offers made by Lenders pursuant to paragraph (ii) above by giving the Administrative Agent notice to that effect. The Borrower shall accept the offers made by any Lender or Lenders to make Competitive Bid Advances in order of the lowest to the highest rates of interest offered by such Lenders. If two or more Lenders have offered the same interest rate, the amount to be borrowed at such interest rate will be allocated by the Administrative Agent among such Lenders in proportion to the maximum amount that each such Lender offered at such interest rate.

                  (iv) If the Borrower notifies the Administrative Agent that such Competitive Bid Borrowing is cancelled pursuant to paragraph
         (iii)(x) above, the Administrative Agent shall give prompt notice thereof to the Lenders and such Competitive Bid Borrowing shall not be made.

                  (v) If the Borrower accepts one or more of the offers made by any Lender or Lenders pursuant to paragraph (iii)(y) above, the Administrative Agent shall in turn promptly notify (A) each Lender that has made an offer as described in paragraph (ii) above, of the date and aggregate amount of such Competitive Bid Borrowing and whether or not any offer or offers made by such Lender pursuant to paragraph (ii) above have been accepted by the Borrower, (B) each Lender that is to make a Competitive Bid Advance as part of such Competitive Bid Borrowing, of the amount of each Competitive Bid Advance to be made by such Lender as part of such Competitive Bid Borrowing, and (C) each
         Lender that is to make a Competitive Bid Advance as part of such Competitive Bid Borrowing, upon receipt, that the Administrative Agent has received forms of documents appearing to fulfill the applicable conditions set forth in Article III. Each Lender that is to make a Competitive Bid Advance as part of such Competitive Bid Borrowing shall, before 12:00 Noon (New York City time) on the date of such Competitive Bid Borrowing specified in the notice received from the Administrative Agent pursuant to clause (A) of the preceding sentence or any later time when such Lender shall have received notice from the Administrative Agent pursuant to clause (C) of the preceding sentence, make available for the account of its Applicable Lending Office to the Administrative Agent at the Administrative Agent's Account, in same day funds, such Lender's portion of such Competitive Bid Borrowing. Upon fulfillment of the applicable conditions set forth in Article III and after receipt by the Administrative Agent of such funds, the Administrative Agent will make such funds available to the Borrower at the Agent's address referred to in Section 8.02. Promptly after each Competitive Bid Borrowing, the Administrative Agent will notify each Lender of the amount of the Competitive Bid Borrowing, the consequent deemed use of the aggregate amount of the Commitments as a result thereof and the dates upon which such Competitive Bid Borrowing commenced and will terminate.

                  (vi) If the Borrower notifies the Administrative Agent that it accepts one or more of the offers made by any Lender or Lenders pursuant to paragraph (iii)(y) above, such notice of acceptance shall be irrevocable and binding on the Borrower. The Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure by the Borrower to fulfill on or before the date specified in the related Notice of Competitive Bid Borrowing for such Competitive Bid Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Competitive Bid Advance to be made by such Lender as part of such Competitive Bid Borrowing when such Competitive Bid Advance, as a result of such failure, is not made on such date.

                  (b) Each Competitive Bid Borrowing shall be in an aggregate amount of $15,000,000 or an integral multiple of $1,000,000 in excess thereof and, following the making of each Competitive Bid Borrowing, the Borrower shall be in compliance with the limitation set forth in the proviso to the first sentence of subsection (a) above.

                  (c) Within the limits and on the  conditions set forth in this
Section 2.03, the Borrower may from time to time borrow under this Section 2.03, repay or prepay pursuant to subsection (d) below, and reborrow under this
Section 2.03, provided that a Competitive Bid Borrowing shall not be made within three Business Days of the date of any other Competitive Bid Borrowing.

                  (d) The Borrower shall repay to the Administrative Agent for the account of each Lender that has made a Competitive Bid Advance, on the maturity date of each Competitive Bid Advance (such maturity date being that specified by the Borrower for repayment of such Competitive Bid Advance in the related Notice of Competitive Bid Borrowing delivered pursuant to subsection
(a)(i) above and provided in the Competitive Bid Note evidencing such Competitive Bid Advance), the then unpaid principal amount of such Competitive Bid Advance. The Borrower shall have no right to prepay any principal amount of any Competitive Bid Advance unless, and then only on the terms, specified by the Borrower for such Competitive Bid Advance in the related Notice of Competitive Bid Borrowing delivered pursuant to subsection (a)(i) above, or unless separately agreed between the Borrower and any Lender that has made a Competitive Bid Advance, and set forth in the Competitive Bid Note evidencing such Competitive Bid Advance.

                  (e) The Borrower shall pay interest on the unpaid principal amount of each Competitive Bid Advance from the date of such Competitive Bid Advance to the date the principal amount of such Competitive Bid Advance is repaid in full, at the rate of interest for such Competitive Bid Advance specified by the Lender making such Competitive Bid Advance in its notice with respect thereto delivered pursuant to subsection (a)(ii) above, payable on the interest payment date or dates specified by the Borrower for such Competitive Bid Advance in the related Notice of Competitive Bid Borrowing delivered pursuant to subsection (a)(i) above, as provided in the Competitive Bid Note evidencing such Competitive Bid Advance. Upon the occurrence and during the continuance of an Event of Default, the Borrower shall pay interest on the amount of unpaid principal of and interest on each Competitive Bid Advance owing to a Lender, payable in arrears on the date or dates interest is payable thereon, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on such Competitive Bid Advance under the terms of the Competitive Bid Note evidencing such Competitive Bid Advance unless otherwise agreed in such Competitive Bid Note.

                  (f) The indebtedness of the Borrower resulting from each Competitive Bid Advance made to the Borrower as part of a Competitive Bid Borrowing shall be evidenced by a separate Competitive Bid Note of the Borrower payable to the order of the Lender making such Competitive Bid Advance.

                  (g) Upon delivery of each Notice of Competitive Bid Borrowing, the Borrower shall pay to the Administrative Agent for its own account a non-refundable fee as may from time to time be agreed between the Borrower and the Administrative Agent.

                  SECTION 2.04. Fees. (a) Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Lender (other than the Designated Bidder) a commitment fee on the average daily unused portion of such Lender's Commitment (computed without giving effect to any Competitive Bid Reduction) from the Effective Date in the case of each Initial Lender and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Lender in the case of each other Lender until the Termination Date at a rate per annum equal to the Applicable Percentage in effect from time to time, payable in arrears quarterly on the last day of each March, June, September and December, commencing December 31, 1997, and on the Termination Date.

                  (b) Administrative Agent's Fees. The Borrower agrees to pay to the Administrative Agent for its own account such fees as may from time to time be agreed between the Borrower and the Administrative Agent.

                  SECTION 2.05. Termination or Reduction of the Commitments. (a) Optional. The Borrower shall have the right, upon at least three Business Days' notice to the Administrative Agent, permanently to terminate in whole or reduce ratably in part the unused portions of the respective Commitments of the Lenders, provided that each partial reduction shall be in the aggregate amount of $15,000,000 or an integral multiple of $1,000,000 in excess thereof, and provided further that the aggregate amount of the Commitments of the Lenders shall not be reduced to an amount that is less than the aggregate principal amount of the Competitive Bid Advances then outstanding.

                  (b) Mandatory. The Commitments shall be automatically and permanently reduced on a pro rata basis on each date on which any prepayment is required to be made pursuant to Section 2.10(b) in an amount equal to the applicable Reduction Amount (as defined in Section 2.10(b)).

                  SECTION 2.06. Repayment of Revolving Credit Advances . The Borrower shall repay to the Administrative Agent for the ratable account of the Lenders on the Termination Date the aggregate principal amount of the Revolving Credit Advances made to the Borrower and then outstanding.

                  SECTION 2.07. Interest on Revolving Credit Advances. (a) Scheduled Interest. The Borrower shall pay interest on the unpaid principal amount of each Revolving Credit Advance owing to each Lender from the date of such Revolving Credit Advance until such principal amount shall be paid in full, at the following rates per annum:

                  (i) Base Rate Advances. During such periods as such Revolving Credit Advance is a Base Rate Advance, a rate per annum equal at all times to the sum of (x) the Base Rate in effect from time to time plus
         (y) the Applicable Margin in effect from time to time, payable in arrears quarterly on the last day of each March, June, September and December during such periods and on the date such Base Rate Advance shall be Converted or paid in full.

                  (ii) Eurodollar Rate Advances. During such periods as such Revolving Credit Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during each Interest Period for such Revolving Credit Advance to the sum of (x) the Eurodollar Rate for such Interest Period for such Revolving Credit Advance plus (y) the Applicable Margin in effect from time to time, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period and on the date such Eurodollar Rate Advance shall be Converted or paid in full.

                  (b) Default Interest. Upon the occurrence and during the continuance of an Event of Default, the Borrower shall pay interest on (i) the unpaid principal amount of each Revolving Credit Advance owing to each Lender, payable in arrears on the dates referred to in clause (a)(i) or (a)(ii) above, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on such Advance pursuant to clause (a)(i) or (a)(ii) above and (ii) to the fullest extent permitted by law, the amount of any interest, fee or other amount payable hereunder (without duplication as to clause (i) above) that is not paid when due, from the date such amount shall be due until such amount shall be paid in full, payable in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on Base Rate Advances pursuant to clause (a)(i) above.

                  SECTION 2.08. Interest Rate Determination. (a) Each Reference Bank agrees to furnish to the Administrative Agent timely information for the purpose of determining each Eurodollar Rate and each LIBO Rate. If any one or more of the Reference Banks shall not furnish such timely information to the Administrative Agent for the purpose of determining any such interest rate, the Administrative Agent shall determine such interest rate on the basis of timely information furnished by the remaining Reference Banks. The Administrative Agent shall give prompt notice to the Borrower and the Lenders of the applicable interest rate determined by the Administrative Agent for purposes of Section 2.07(a)(i) or (ii), and the rate, if any, furnished by each Reference Bank for the purpose of determining the interest rate under Section 2.07(a)(ii).

                  (b) If, with respect to any Eurodollar Rate Advances, the Required Lenders notify the Administrative Agent that the Eurodollar Rate for any Interest Period for such Advances will not adequately reflect the cost to such Required Lenders of making, funding or maintaining their respective Eurodollar Rate Advances for such Interest Period, the Administrative Agent shall forthwith so notify the Borrower and the Lenders, whereupon (i) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance, and (ii) the obligation of the Lenders to make, or to Convert Revolving Credit Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

                  (c) If the Borrower shall fail to select the duration of any Interest Period for any Eurodollar Rate Advances in accordance with the provisions contained in the definition of "Interest Period" in Section 1.01, the Administrative Agent will forthwith so notify the Borrower and the Lenders and such Advances will automatically, on the last day of the then existing Interest Period therefor, Convert into Base Rate Advances.

                  (d) Upon the occurrence and during the continuance of any Event of Default, (i) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest

Period therefor, Convert into a Base Rate Advance and (ii) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended.

                  (e) If fewer than two Reference Banks furnish timely information to the Administrative Agent for determining the Eurodollar Rate or LIBO Rate for any Eurodollar Rate Advances or LIBO Rate Advances, as the case may be,

                  (i) the Administrative Agent shall forthwith notify the Borrower and the Lenders that the interest rate cannot be determined for such Eurodollar Rate Advances or LIBO Rate Advances, as the case may be,

                  (ii) with respect to Eurodollar Rate Advances, each such Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance (or if such Advance is then a Base Rate Advance, will continue as a Base Rate Advance), and

                  (iii) the obligation of the Lenders to make Eurodollar Rate Advances or LIBO Rate Advances, or to Convert Revolving Credit Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

                  SECTION 2.09. Optional Conversion of Revolving Credit Advances. The Borrower may on any Business Day, upon notice given to the Administrative Agent not later than 12:00 Noon (New York City time) on the third Business Day prior to the date of the proposed Conversion and subject to the provisions of Sections 2.08 and 2.12, Convert all Revolving Credit Advances of one Type comprising the same Revolving Credit Borrowing into Revolving Credit Advances of the other Type; provided, however, that any Conversion of Eurodollar Rate Advances into Base Rate Advances shall be made only on the last day of an Interest Period for such Eurodollar Rate Advances, any Conversion of Base Rate Advances into Eurodollar Rate Advances shall be in an amount not less than the minimum amount specified in Section 2.01 and no Conversion of any Revolving Credit Advances shall result in more separate Revolving Credit Borrowings than permitted under Section 2.02(b). Each such notice of a Conversion shall, within the restrictions specified above, specify (i) the date of such Conversion, (ii) the Revolving Credit Advances to be Converted, and (iii) if such Conversion is into Eurodollar Rate Advances, the duration of the initial Interest Period for each such Advance. Each notice of Conversion shall be irrevocable and binding on the Borrower.

                  SECTION 2.10. Prepayments of Revolving Credit Advances. (a) The Borrower may, upon at least three Business Days' notice, in the case of Eurodollar Rate Advances, and same day notice given not later than 12:00 Noon (New York City time) on any Business Day, in the case of Base Rate Advances, to the Administrative Agent stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given the Borrower shall, prepay the outstanding principal amount of the Revolving Credit Advances comprising part of the same Revolving Credit Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the principal amount prepaid; provided, however, that (x) each partial prepayment shall be in an aggregate principal amount of $15,000,000 or an integral multiple of $1,000,000 in excess thereof and (y) in the event of any such prepayment of a Eurodollar Rate Advance, the Borrower shall be obligated to reimburse the Lenders in respect thereof pursuant to Section 8.04(c).

                  (b) The Borrower shall, on the date of receipt (or such later date as may be specified in Section 5.02(e)) of the Net Cash Proceeds by the Borrower or any of its Restricted Subsidiaries from the sale, lease, transfer or other disposition of any assets of the Borrower or any of its Restricted Subsidiaries (other than any sale, lease, transfer or other disposition of assets pursuant to clause (i), (ii), (iii), (iv), (v) or (viii) of Section 5.02(e)), prepay an aggregate principal amount of the Advances comprising part of the same Borrowings equal to the amount of such Net Cash Proceeds or such lesser amount as may be required to be prepaid under Section 5.02(e)(vi), (vii) or (ix) (the amount of such Net Cash Proceeds or such lesser amount being the "Reduction Amount").

                  SECTION 2.11. Increased Costs. (a) If, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to any Lender of agreeing to make or making, funding or maintaining Eurodollar Rate Advances or LIBO Rate Advances (excluding for purposes of this Section 2.11 any such increased costs resulting from (i) Taxes or Other Taxes (as to which Section 2.14 shall govern) and (ii) changes in the basis of taxation of overall net income or overall gross income by the United States or by the foreign jurisdiction or state under the laws of which such Lender is organized or has its Applicable Lending Office or any political subdivision thereof), then the Borrower shall from time to time, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost. A certificate as contemplated by Section 2.11(c) as to the amount of such increased cost, setting forth a reasonable basis for the calculation thereof, submitted to the Borrower and the Administrative Agent by such Lender, shall be conclusive and binding for all purposes, absent manifest error.

                  (b) If any Lender determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and that the amount of such capital is increased by or based upon the existence of such Lender's commitment to lend hereunder and other commitments of this type, then, upon demand by such Lender (with a copy of such demand to the Administrative Agent), the Borrower shall pay to the Administrative

Agent for the account of such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender or such corporation in the light of such circumstances, to the extent that such Lender reasonably determines such increase in capital to be allocable to the existence of such Lender's commitment to lend hereunder. A certificate as contemplated by
Section 2.11(c) as to such amounts submitted to the Borrower and the Administrative Agent by such Lender, setting forth a reasonable basis for the calculation thereof, shall be conclusive and binding for all purposes, absent manifest error.

                  (c) Each Lender will promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, that will entitle such Lender to compensation pursuant to this Section and will use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office if such designation would avoid the need for, or reduce the amount of, such compensation and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender. In determining such amount, such Lender may use any reasonable averaging and attribution methods. A certificate of any Lender claiming compensation under this Section and setting forth in reasonable detail the additional amount or amounts to be paid to it hereunder and the basis for the calculation thereof shall be conclusive in the absence of manifest error.

                  SECTION 2.12. Illegality.  Notwithstanding any other provision of this Agreement, if any Lender shall notify the Administrative Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for any Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or LIBO Rate Advances or to fund or maintain Eurodollar Rate Advances or LIBO Rate Advances hereunder, (i) each Eurodollar Rate Advance or LIBO Rate Advances, as the case may be, will automatically, upon such demand, Convert into a Base Rate Advance or an Advance that bears interest at the rate set forth in Section 2.07(a)(i), as the case may be, and (ii) the obligation of the Lenders to make Eurodollar Rate Advances or LIBO Rate Advances, or to Convert Revolving Credit Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

                  SECTION 2.13. Payments and Computations. (a) The Borrower shall make each payment hereunder and under the Notes not later than 11:00 A.M. (New York City time) on the day when due in U.S. dollars to the Administrative Agent at the Administrative Agent's Account in same day funds. The Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or commitment fees ratably (other than amounts payable pursuant to Section 2.03, 2.11, 2.14 or 8.04(c)) to the Lenders for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Lender to such Lender for the account of its

Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to
Section 8.07(c), from and after the effective date specified in such Assignment and Acceptance, the Administrative Agent shall make all payments hereunder and under the Notes in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

                  (b) The Borrower hereby authorizes each Lender, if and to the extent payment owed to such Lender is not made when due hereunder or under the Note held by such Lender, to charge from time to time against any or all of the Borrower's accounts with such Lender any amount so due. Each Lender agrees promptly to notify the Borrower after any such charge, provided that the failure to give such notice shall not affect the validity of such charge.

                  (c) All computations of interest based on the Base Rate under clause (a) or (b) of the definition thereof shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the LIBO Rate (unless otherwise specified in the applicable Notice of Competitive Bid Borrowing), the Eurodollar Rate or the Federal Funds Rate (including in connection with clause (c) of the definition of "Base Rate") and of commitment fees shall be made by the Administrative Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or commitment fees are payable. Each determination by the Administrative Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

                  (d) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or commitment fee, as the case may be; provided, however, that, if such extension would cause payment of interest on or principal of Eurodollar Rate Advances or LIBO Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

                  (e) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Lenders hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent, each Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the Federal Funds Rate.

                  SECTION 2.14. Taxes. (a) Subject to Sections 2.14(e) and (f), any and all payments by the Borrower hereunder or under the Notes shall be made, in accordance with Section 2.13, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and each Agent, taxes imposed on its overall net income, and franchise taxes imposed on it in lieu of overall net income taxes, by the United States or any political subdivision thereof, or by the jurisdiction under the laws of which such Lender or such Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Lender, taxes imposed on its overall net income, and franchise taxes imposed on it in lieu of overall net income taxes, by the jurisdiction of such Lender's Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities in respect of payments hereunder or under the Notes being hereinafter referred to as "Taxes"). Subject to Sections 2.14(e) and (f), if the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Lender or any such Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.14) such Lender or such Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

                  (b) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or under the Notes or from the execution, delivery or registration of, performing under, or otherwise with respect to, this Agreement or the Notes (hereinafter referred to as "Other Taxes").

                  (c) The Borrower shall indemnify each Lender and each Agent for the full amount of Taxes or Other Taxes (including, without limitation, any taxes imposed by any jurisdiction on amounts payable under this Section 2.14) imposed on or paid by such Lender or such Agent (as the case may be) and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date such Lender or such Agent (as the case may be) makes written demand therefor.

                  (d) Within 30 days after the date of any payment of Taxes, the Borrower shall furnish to the Administrative Agent, at its address referred to in Section 8.02, the original or a certified copy of a receipt evidencing payment thereof. In the case of any payment hereunder or under the Notes by or on behalf of the Borrower through an account or branch outside the United States or by or on behalf of the Borrower by a payor that is not a United States person, if the Borrower determines that no Taxes are payable in respect thereof, the Borrower shall furnish, or shall cause such payor to furnish, to the Administrative Agent, at such address, an opinion of counsel acceptable to the Administrative Agent stating that such payment is exempt from Taxes. For purposes of this subsection (d) and subsection
(e), the terms "United States" and "United States person" shall have the meanings specified in Section 7701 of the Internal Revenue Code.

                  (e) Each Lender organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Initial Lender and on the date of the Assignment and Acceptance pursuant to which it becomes a Lender in the case of each other Lender, and from time to time thereafter as reasonably requested in writing by the Borrower (but only so long as such Lender remains lawfully able to do so), shall provide each of the Administrative Agent and the Borrower with two original Internal Revenue Service forms 1001 or 4224, as appropriate, or any successor or other form prescribed by the Internal Revenue Service, certifying that such Lender is exempt from or entitled to a reduced rate of United States withholding tax on payments pursuant to this Agreement or the Notes. If the forms provided by a Lender at the time such Lender first becomes a party to this Agreement indicate a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Lender provides the appropriate forms certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such forms; provided, however, that, if at the date of the Assignment and Acceptance pursuant to which a Lender assignee becomes a party to this Agreement, the Lender assignor was entitled to payments under subsection (a) in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States withholding tax, if any, applicable with respect to the Lender assignee on such date.

                  (f) For any period with respect to which a Lender has failed to provide the Borrower with the appropriate form described in Section 2.14(e) (other than if such failure is due to a change in law occurring subsequent to the date on which a form originally was required to be provided, or if such form otherwise is not required under the first sentence of subsection (e) above because the Borrower has not requested in writing such form subsequent to the date on which such Lender became a Lender hereunder), such Lender shall not be entitled to indemnification under Section 2.14(a) or (c) with respect to Taxes imposed by the United States by reason of such failure; provided, however, that should a Lender become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as the Lender shall reasonably request to assist the Lender to recover such Taxes.

                  (g) Any Lender claiming any additional amounts payable pursuant to this Section 2.14 agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Eurodollar Lending Office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts that may thereafter accrue and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender.

                  SECTION 2.15. Sharing of Payments, Etc. If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Revolving Credit Advances owing to it (other than pursuant to Section 2.11, 2.12 or 8.04(c)) in excess of its ratable share of payments on account of the Revolving Credit Advances obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in the Revolving Credit Advances owing to them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.15 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

                  SECTION 2.16. Use of Proceeds. The proceeds of the Advances shall be available (and the Borrower agrees that it shall use such proceeds) solely for general corporate purposes of the Borrower and its Subsidiaries, including, without limitation, to finance Investments permitted under Section 5.02(g) and for Non-hostile Acquisitions.

                  SECTION 2.17. Substitution of Lenders. In the event that (x) any Lender, pursuant to Section 2.11, 2.12 or 2.14 hereof, incurs any increased costs, receives a reduced payment or is required to make any payment for which such Lender demands compensation pursuant to such Section, which compensation increases the effective lending rate of such Lender in excess of the effective lending rate of the other Lenders, and such Lender has not mitigated such increased costs, reduced payment or additional payment within 60 days after receipt by such Lender from the Borrower of a written notice that such Lender's effective lending rate has so exceeded the effective lending rate of the other Lenders, or (y) any Lender has determined pursuant to Section 2.08 hereof that it may not make or maintain all or certain of its Eurodollar Rate Advances at such time (and the other Lenders shall continue to be able to make or maintain their corresponding Eurodollar Rate Advances at such time) and the inability of such Lender to make or maintain such Eurodollar Rate Advances continues for 60 or more days after the receipt by such Lender from the Borrower of written notice of such inability and that the Borrower requests that such Lender alleviate such inability, then and in any such event, the Borrower may substitute for such Lender (the "Affected Lender") another financial institution, which financial institution shall be an Eligible Assignee, for such Lender to assume the Commitment of such Affected Lender and to purchase the Note of such Affected Lender hereunder in accordance with Section 8.07. Such assumption and purchase shall be effected by execution and delivery by such Affected Lender and such replacement Lender of an Assignment and Acceptance, and shall otherwise be made in the manner described in Section 8.07, provided that the Affected Lender's obligation to so assign and sell its Commitment and Note shall be subject to the condition that all amounts owing to such Affected Lender (including, without limitation, principal, accrued and unpaid interest and fees, and all amounts owing to such Affected Lender under Sections 2.11, 2.12, 2.14 and 8.04) shall have been paid in full.


                                   ARTICLE III

                     CONDITIONS TO EFFECTIVENESS AND LENDING

                  SECTION 3.01. Conditions Precedent to Effectiveness of Sections 2.01 and 2.03. Sections 2.01 and 2.03 of this Agreement shall become effective on and as of the first date (the "Effective Date") on which the following conditions precedent have been satisfied:

                  (a) There shall have occurred no Material Adverse Change since December 31, 1996.

                  (b) There shall exist no action, suit, investigation, litigation or proceeding affecting the Borrower or any of its Subsidiaries pending or threatened before any court, governmental agency or arbitrator that (i) would be reasonably likely to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Agreement or any Note or the consummation of the transactions contemplated hereby.

                  (c) The Lenders shall have received the Information Package, and be satisfied with the Consolidated financial statements of the Borrower and its Subsidiaries for the six months ended June 30, 1997.

                  (d) Nothing shall have come to the attention of the Lenders during the course of their due diligence investigation to lead them to believe that the Information Package was or has become misleading, incorrect or incomplete in any material respect; without limiting the generality of the foregoing, the Lenders shall have been given such access to the management, records, books of account, contracts and properties of the Borrower and its Subsidiaries as they shall have reasonably requested.

                  (e) All governmental and third party consents and approvals necessary in connection with the transactions contemplated hereby shall have been obtained (without the imposition of any conditions that are not acceptable to the Lenders in their reasonable judgment) and shall remain in effect, and no law or regulation shall be applicable in the reasonable judgment of the Lenders that restrains, prevents or imposes materially adverse conditions upon the transactions contemplated hereby.

                  (f) Since the execution of the First Amended and Restated Credit Agreement by the Lenders, there shall have been no change in any agreement or instrument listed on Schedule 3.01(f) to the First Amended and Restated Credit Agreement, a copy of which is attached hereto as
         Schedule 3.01(f), that, in the reasonable judgment of the Lenders, adversely affects the Borrower or the Lenders, other than changes reasonably acceptable to the Lenders.

                  (g) The Borrower shall have paid all accrued fees and expenses of the Agents (including the accrued fees and expenses of counsel to the Administrative Agent) under the First Amended and Restated Credit Agreement and under this Agreement and all accrued fees of the Initial Lenders and the Existing Lenders (including, without limitation, upfront fees and commitment fees).

                  (h) The Borrower shall have given each Agent at least three Business Days' prior written notice as to the proposed Effective Date.

                  (i) On the Effective Date, the following statements shall be true and the Administrative Agent shall have received for the account of each Lender a certificate signed by a duly authorized officer of the Borrower, dated the Effective Date, stating that:

                           (i) The representations  and warranties  contained in
                  Section 4.01 are correct on and as of the Effective Date, and

                           (ii) No event has  occurred  and is  continuing  that
                  constitutes a Default.

                  (j) The Administrative Agent shall have received on or before the Effective Date the following, each dated such day, in form and substance satisfactory to the Administrative Agent and (except for the Revolving Credit Notes) in sufficient copies for each Lender:

                           (i) The  Revolving  Credit  Notes to the order of the
                  Lenders, respectively.

                           (ii) Certified copies of the resolutions of the Board
                  of Directors of the Borrower approving this Agreement and the Notes, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement and the Notes.

                           (iii) A certificate  of the Secretary or an Assistant
                  Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Agreement and the Notes and the other documents to be delivered hereunder.

                           (iv) A copy of the most recent  letters  from each of
                  S&P, Moody's and Duff & Phelps, certified by the chief financial officer of the Borrower, confirming the Public Debt Rating then in effect.

                           (v) A favorable  opinion of Kevin Gallagher,  General
                  Counsel of the Borrower, substantially in the form of Exhibit D hereto and as to such other matters as any Lender through the Administrative Agent may reasonably request.

                           (vi) A  favorable  opinion of  Shearman  &  Sterling,
                  counsel for the Administrative Agent, in form and substance satisfactory to the Administrative Agent.

                  (k) The Administrative Agent shall have received on or before the Effective Date an executed copy of the Assignment Agreement, in form and substance satisfactory to the Administrative Agent.

                  SECTION 3.02. Conditions Precedent to Each Revolving Credit Borrowing. The obligation of each Lender to make a Revolving Credit Advance pursuant to Sections 2.01(b) and 2.02 on the occasion of each Revolving Credit Borrowing shall be subject to the conditions precedent that the Effective Date shall have occurred and on the date of such Revolving Credit Borrowing (a) the following statements shall be true (and each of the giving of the applicable Notice of Revolving Credit Borrowing and the acceptance by the Borrower of the proceeds of such Borrowing shall constitute a representation and warranty by the Borrower that on the date of such Borrowing such statements are true):

                  (i) the  representations  and warranties  contained in Section
         4.01  are  correct  on and as of the  date  of  such  Revolving  Credit
         Borrowing, before and after giving effect to such Revolving Credit Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, and

                  (ii) no event has occurred and is continuing, or would result from such Revolving Credit Borrowing or from the application of the proceeds therefrom, that constitutes a Default;

and (b) the Administrative Agent shall have received such other approvals, opinions or documents as any Lender through the Administrative Agent may reasonably request.

                  SECTION 3.03.  Conditions  Precedent to Each  Competitive  Bid
Borrowing. The obligation of each Lender that is to make a Competitive Bid Advance on the occasion of a Competitive Bid Borrowing to make such Competitive Bid Advance as part of such Competitive Bid Borrowing is subject to the conditions precedent that (i) the Administrative Agent shall have received the written confirmatory Notice of Competitive Bid Borrowing with respect thereto,
(ii) on or before the date of such Competitive Bid Borrowing, but prior to such Competitive Bid Borrowing, the Administrative Agent shall have received a Competitive Bid Note payable to the order of such Lender for each of the one or more Competitive Bid Advances to be made by such Lender as part of such Competitive Bid Borrowing, in a principal amount equal to the principal amount of the Competitive Bid Advance to be evidenced thereby and otherwise on such terms as were agreed to for such Competitive Bid Advance in accordance with
Section 2.03, and (iii) on the date of such Competitive Bid Borrowing the following statements shall be true (and each of the giving of the applicable Notice of Competitive Bid Borrowing and the acceptance by the Borrower of the proceeds of such Competitive Bid Borrowing shall constitute a representation and warranty by the Borrower that on the date of such Competitive Bid Borrowing such statements are true):

                  (a) the  representations  and warranties  contained in Section
         4.01  are  correct  on and as of  the  date  of  such  Competitive  Bid
         Borrowing, before and after giving effect to such Competitive Bid Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, and

                  (b) no event has occurred and is continuing, or would result from such Competitive Bid Borrowing or from the application of the proceeds therefrom, that constitutes a Default.

                  SECTION 3.04. Determinations Under Section 3.01. For purposes of determining compliance with the conditions specified in Section 3.01, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Administrative Agent responsible for the transactions contemplated by this Agreement shall have received notice from such Lender prior to the date that the Borrower, by notice to the Lenders, designates as the proposed Effective Date, specifying its objection thereto. The Administrative Agent shall promptly notify the Agents and the Lenders of the occurrence of the Effective Date.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  SECTION 4.01. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

                  (a) The Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and (ii) has all requisite corporate power and authority (including, without limitation, all governmental licenses, permits and other approvals and all intellectual property) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

                  (b) Set forth on Schedule 4.01(b) hereto is a complete and accurate list of all Restricted Subsidiaries showing as of the Original Effective Date (as to each such Restricted Subsidiary) the jurisdiction of its incorporation or organization, the number of shares of each class of capital stock authorized (if applicable), and the number outstanding, as of the Original Effective Date and the percentage of the outstanding shares (or other ownership interest, as applicable) of each such class owned (directly or indirectly) by the Borrower and the number of shares (or other ownership interest, as applicable) covered by all outstanding options, warrants, rights of conversion or purchase and similar rights as of the Original Effective Date. Each Restricted Subsidiary (i) is a corporation duly organized, validly existing and in good standing or a partnership or joint venture validly organized and in good standing under the laws of the jurisdiction of its incorporation or organization and (ii) has all requisite corporate power and authority (including, without limitation, all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted except where the failure to have such authority would not be reasonably likely to have a Material Adverse Effect. As of the Effective Date, there are no Unrestricted Subsidiaries.

                  (c) The execution, delivery and performance by the Borrower of this Agreement and the Notes, and the consummation of the transactions contemplated hereby, are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Borrower's charter or bylaws or (ii) law or any material contractual restriction binding on the Borrower or to which the Borrower is subject. Neither the Borrower nor any of the Borrower's Subsidiaries nor, to the best of the Borrower's knowledge, any other party to any Material Contract is in breach of such Material Contract, except where such breach would not be reasonably likely to have a Material Adverse Effect.

                  (d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by the Borrower of this Agreement or the Notes or for the consummation of the transactions contemplated hereby, except for those authorizations, approvals, actions, notices and filings listed on
         Schedule 4.01(d) hereto, all of which have been duly obtained, taken, given or made and are in full force and effect.

                  (e) This Agreement has been, and each of the Notes when delivered hereunder will have been, duly executed and delivered by the Borrower. This Agreement is, and each of the Notes when delivered hereunder will be, the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with their respective terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally.

                  (f) The Consolidated balance sheet of the Borrower and its Subsidiaries as at December 31, 1996, and the related Consolidated statements of income and cash flows of the Borrower and its Subsidiaries for the fiscal year then ended, accompanied by an opinion of Ernst & Young LLP, independent public accountants, and the Consolidated balance sheet of the Borrower and its Subsidiaries as at June 30, 1997, and the related Consolidated statements of income and cash flows of the Borrower and its Subsidiaries for the 6 months then ended, duly certified by the chief financial officer of the Borrower, copies of which have been furnished to each Lender, fairly present, subject, in the case of said balance sheet as at June 30, 1997, and said statements of income and cash flows for the 6 months then ended, to year-end audit adjustments, the Consolidated financial condition of the Borrower and its Subsidiaries as at such dates and the Consolidated results of the operations of the Borrower and its Subsidiaries for the periods ended on such dates, all in accordance with generally accepted accounting principles consistently applied. Since December 31, 1996, there has been no Material Adverse Change.

                  (g) There is no pending or threatened action, suit, investigation, litigation or proceeding, including, without limitation, any Environmental Action, affecting the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator that
         (i) would be  reasonably  likely to have a Material  Adverse  Effect or
         (ii) purports to affect the legality, validity or enforceability of this Agreement or any Note or the consummation of the transactions contemplated hereby.

                  (h) The Consolidated forecasted balance sheets, income statements and cash flows statements of the Borrower and its Subsidiaries delivered to the Lender Parties in the Information Memorandum or the Information Package (collectively, the "Projections") were prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in the light of conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery and, in the case of the Projections contained in the Information Memorandum, at the time of the Original Effective Date, and in the case of the Projections contained in the Information Package, at the time of the Effective Date, the Borrower's reasonable estimate of its future financial performance but without any assurance by the Borrower of the future achievement of such performance; none of the Information Memorandum, the Information Package or any other information, exhibits or reports, taken as a whole, furnished by the Borrower to any Agent or any Lender in connection with the negotiation of this Agreement and the Notes or pursuant to the terms hereof (other than the Projections) contained at the time they were furnished any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                  (i) The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock (other than, to the extent applicable, in connection with the acquisitions referred to in Section 4.01(j)).

                  (j) No proceeds of any Advance will be used to acquire any equity security of a class that is registered pursuant to Section 12 of the Securities Exchange Act of 1934 (other than, to the extent applicable, in connection with a Non-hostile Acquisition or in connection with the purchase, redemption or other acquisition for value of any shares of the capital stock of the Borrower or any options to acquire any such shares, now or hereafter outstanding to the extent otherwise permitted hereunder).

                  (k) Following application of the proceeds of each Advance, not more than 25% of the value of the assets (either of the Borrower only or of the Borrower and its Subsidiaries on a Consolidated basis) subject to the provisions of Section 5.02(a) or 5.02(e) or subject to any restriction contained in any agreement or instrument between the Borrower and any Lender or any Affiliate of any Lender relating to Debt and within the scope of Section 6.01(d) will be margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System). For purposes of this Section 4.01(k), "assets" of the Borrower or any of its Subsidiaries includes, without limitation, the treasury stock of the Borrower that has not been retired.

                  (l) No ERISA Event has occurred or is reasonably expected to occur with respect to any Plan.

                  (m) As of the last annual actuarial valuation date, the funded current liability percentage, as defined in Section 302(d)(8) of ERISA, of each Plan exceeds 90% and there has been no material adverse change in the funding status of any such Plan since such date.

                  (n) Neither the Borrower nor any ERISA Affiliate has incurred or is reasonably expected to incur any Withdrawal Liability to any Multiemployer Plan.

                  (o) Neither the Borrower nor any ERISA Affiliate has been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and no such Multiemployer Plan is reasonably expected to be in reorganization or to be terminated, within the meaning of Title IV of ERISA.

                  (p) Except as set forth in the financial statements referred to in this Section 4.01 and in Section 5.01, the Borrower and its Subsidiaries have no material liability with respect to "expected post retirement benefit obligations" within the meaning of Statement of Financial Accounting Standards No. 106.

                  (q) The operations and properties of the Borrower and each of its Subsidiaries comply with all applicable Environmental Laws and Environmental Permits except where the failure to comply would not be reasonably likely to have a Material Adverse Effect, all past non-compliance with such Environmental Laws and Environmental Permits has been resolved without ongoing obligations or costs except where the failure to be so resolved would not be reasonably likely to have a Material Adverse Effect, and, to the best knowledge of the Borrower, no event has occurred or condition exists that would be reasonably likely to (i) form the basis of an Environmental Action against the Borrower or any of its Subsidiaries or any of their properties that would be reasonably likely to have a Material Adverse Effect or (ii) cause any such property to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law that would be reasonably likely to have a Material Adverse Effect.

                  (r) None of the  properties  currently  or  formerly  owned or operated  by the  Borrower  or any of its  Subsidiaries  is  listed  or proposed for listing on the National Priorities List under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("NPL") or on the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the U.S. Environmental Protection Agency ("CERCLIS") or any analogous foreign, state or local list or, to the knowledge of the Borrower, is adjacent to any such property; there are no and never have been any underground or aboveground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed of on any property currently owned or operated by the Borrower or any of its Subsidiaries or, to its knowledge, on any property formerly owned or operated by the Borrower or any of its Subsidiaries; there is no asbestos or asbestos-containing material on any property currently owned or operated by the Borrower or any of its Subsidiaries; and Hazardous Materials have not been released, discharged or disposed of on any property currently or formerly owned or operated by the Borrower or any of its Subsidiaries or, to its knowledge, any adjoining property, except where the events or conditions giving rise to the listing or proposed listing of properties or adjacent properties, the presence of storage tanks, surface impoundments, septic tanks, pits, sumps, lagoons, asbestos or asbestos-containing material and the release, discharge or disposal of Hazardous Materials described in this subsection would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. For purposes of this subsection, "knowledge" means the knowledge of any current Responsible Officer or regional vice president of the Borrower or any current employee of the Borrower involved in environmental management.

                  (s) Neither the Borrower nor any of its Subsidiaries is undertaking, and has not completed, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any governmental or regulatory authority or the requirements of any Environmental Law that would reasonably be expected to have a Material Adverse Effect; and all Hazardous Materials generated, used, treated, handled or stored at or transported to or from any property currently or formerly owned or operated by the Borrower or any of its Subsidiaries have been disposed of in a manner not reasonably expected to result in a Material Adverse Effect.

                  (t) Neither the Borrower nor any of its Subsidiaries is an "investment company", or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended. Neither the making of any Advances nor the application of the proceeds or repayment thereof by the Borrower, nor the consummation of the other transactions contemplated hereby, will violate any provision of such Act or any rule, regulation or order of the Securities and Exchange Commission thereunder.

                  (u) The Spin-Off will not be taxable to the Borrower or Sprint or any of their Subsidiaries or Affiliates or shareholders.

                  (v) The common parent of the affiliated group (within the meaning of Section 1504(a)(1) of the Internal Revenue Code) of which the Borrower is a member has paid to the Internal Revenue Service or other taxing authority the full amount that such affiliated group is required to pay in respect of Federal income tax for all fiscal years of the Borrower ending on or before December 31, 1995 except any such taxes which are being contested in good faith and by appropriate proceedings and for which adequate provision has been made and the Borrower and its Subsidiaries have received any amounts payable to them, and have not paid amounts in respect of taxes (Federal, state, local or foreign) in excess of the amount they are required to pay, under any tax agreements to which they are a party.

                  (w)  The  Borrower  and  each  of  its   Subsidiaries   is  in
         compliance, in all material respects, with all applicable laws, rules, regulations and orders, except in any case where the failure to so comply, either individually or in the aggregate, would not be reasonably likely to have a Material Adverse Effect.


                                    ARTICLE V

                            COVENANTS OF THE BORROWER

                  SECTION 5.01. Affirmative Covenants. So long as any Advance shall remain unpaid or any Lender shall have any Commitment hereunder, the Borrower will:

                  (a) Compliance with Laws, Etc. Comply, and cause each of its Restricted Subsidiaries to comply, in all material respects, with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, compliance with ERISA and Environmental
         Laws as provided in Section 5.01(j), except in any case where the failure to so comply, either individually or in the aggregate, would not be reasonably likely to be materially adverse to the Borrower, its Restricted Subsidiaries or the Lenders.

                  (b) Payment of Taxes, Etc. Pay and discharge, and cause each of its Restricted Subsidiaries to pay and discharge, before the same shall become delinquent, (i) all income and other material taxes, assessments and governmental charges or levies imposed upon it or upon its property and (ii) all lawful claims that, if unpaid, might by law become a Lien upon its property to the extent not otherwise permitted under Section 5.02(a); provided, however, that neither the Borrower nor any of its Restricted Subsidiaries shall be required to pay or discharge any such tax, assessment, charge or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained, unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors.

                  (c) Maintenance of Insurance. Maintain, and cause each of its Restricted Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is customarily carried by companies engaged in similar businesses and owning similar properties, taking into account the general areas in which the Borrower or such Restricted Subsidiary operates.

                  (d) Preservation of Corporate Existence, Etc. Preserve and maintain, and cause each of its Restricted Subsidiaries to preserve and maintain, its corporate or partnership existence, rights (charter and statutory), permits, licenses, approvals, privileges and franchises; provided, however, that the Borrower and its Restricted Subsidiaries may consummate any merger or consolidation permitted under Section 5.02(b) or any sale or exchange of assets permitted under Section 5.02(e) and provided further that neither the Borrower nor any of its Restricted Subsidiaries shall be required to preserve or maintain the corporate or partnership existence of any Restricted Subsidiary or any right, permit, license, approval, privilege or franchise if, in the case of the preservation and maintenance of the corporate or partnership existence of any Restricted Subsidiary, the Board of Directors of the entity owning such Restricted Subsidiary or, in any other case, a Responsible Officer of the Borrower or Restricted Subsidiary with authority to do so, in his or her reasonable business judgment, shall determine that the preservation and maintenance thereof is no longer desirable in the conduct of the business of the Borrower or such Restricted Subsidiary, as the case may be, and that the loss thereof is not disadvantageous in any material respect to the Borrower or such Restricted Subsidiary or the Lenders.

                  (e) Visitation Rights. At any reasonable time and from time to time (which, so long as no Default shall have occurred and be continuing, shall be upon reasonable prior telephonic notice), permit any Agent or any of the Lenders or any agents or representatives thereof, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Borrower and any of its Restricted Subsidiaries, and to discuss the affairs, finances and accounts of the Borrower and any of its Restricted
         Subsidiaries with any of their officers and with their independent certified public accountants.

                  (f) Keeping of Books. Keep, and cause each of its Restricted Subsidiaries to keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Borrower and each such Restricted Subsidiary in accordance with generally accepted accounting principles in effect from time to time.

                  (g) Maintenance of Properties, Etc. Except as otherwise permitted by this Agreement, maintain and preserve, and cause each of its Restricted Subsidiaries to maintain and preserve, all of its properties that are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted.

                  (h) Transactions with Affiliates. Conduct, and cause each of its Subsidiaries to conduct, all transactions otherwise permitted under this Agreement with any of their Affiliates on terms that are fair and reasonable and no less favorable to the Borrower than it would obtain in a comparable arm's-length transaction with a Person not an Affiliate, other than as set forth on Schedule 5.01(h) hereto.

                  (i)      Reporting Requirements.  Furnish to the Lenders:

                           (i) as soon as  available  and in any event within 45
                  days after the end of each of the first three quarters of each fiscal year of the Borrower, Consolidated balance sheets of the Borrower and its Subsidiaries and of the Unrestricted Subsidiaries as of the end of such quarter and Consolidated statements of income and cash flows of the Borrower and its Subsidiaries and of the Unrestricted Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, duly certified (subject to year-end audit adjustments) by the chief financial officer of the Borrower as having been prepared in accordance with generally accepted accounting principles and certificates of the chief financial officer of the Borrower as to (i) a statement of reconciliation setting forth the accounting adjustments used in the Consolidation of the financial statements of the Unrestricted Subsidiaries with those of the Borrower and its Subsidiaries and (ii) compliance with the terms of this Agreement and setting forth in reasonable detail the calculations necessary to demonstrate compliance with
                  Section 5.03, provided that, in the event of any change in GAAP used in the preparation of such financial statements of the Borrower and its Restricted Subsidiaries, the Borrower shall also provide, if necessary for the determination of compliance with Section 5.03, a statement of reconciliation conforming such financial statements to GAAP;

                           (ii) as soon as available  and in any event within 90
                  days after the end of each fiscal year of the Borrower, a copy of the annual audit report for such year for the Borrower and its Subsidiaries, containing Consolidated balance sheets of the Borrower and its Subsidiaries and of the Unrestricted Subsidiaries as of the end of such fiscal year and Consolidated statements of income and cash flows of the Borrower and its Subsidiaries and of the Unrestricted Subsidiaries for such fiscal year, in each case accompanied by an opinion acceptable to the Required Lenders by Ernst & Young LLP or other independent public accountants acceptable to the Required Lenders, provided that, in the event of any change in GAAP used in the preparation of such financial statements of the Borrower and its Restricted Subsidiaries, the Borrower shall also provide, if necessary for the determination of compliance with Section 5.03, a statement of reconciliation conforming such financial statements to GAAP and certificates of the chief financial officer of the Borrower as to (i) the identity of all Restricted Subsidiaries, the percentage of outstanding shares of each class of capital stock (or other ownership interest) directly or indirectly owned by the Borrower, and the total assets, intercompany Debt, Debt owing to third parties and equity, for each such Subsidiary as at the end of the fiscal year then ended and total service revenues, equipment sales and EBITDA for each such Subsidiary for the fiscal year then ended, (ii) a statement of reconciliation setting forth the accounting adjustments used in the Consolidation of the financial statements of the Unrestricted Subsidiaries with those of the Borrower and its Subsidiaries and (iii) compliance with the terms of this Agreement and setting forth in reasonable detail the calculations necessary to demonstrate compliance with
                  Section 5.03;

                           (iii) as soon as  possible  and in any  event  within
                  five Business Days after a Responsible Officer of the Borrower or any Restricted Subsidiary knows or reasonably should know of the occurrence of each Default continuing on the date of such statement, a statement of the chief financial officer of the Borrower setting forth details of such Default and the action that the Borrower has taken and proposes to take with respect thereto;

                           (iv) promptly after the sending or filing thereof, copies of all reports that the Borrower sends to its security holders in a general distribution, and copies of all reports and effective registration statements that the Borrower or any Subsidiary files with the Securities and Exchange Commission or any national securities exchange (other than registration statements on Form S-8 and Annual Reports on Form 11-K);

                           (v) promptly after the commencement  thereof,  notice
                  of all actions and proceedings before any court, governmental agency or arbitrator affecting the Borrower or any of its Subsidiaries of the type described in Section 4.01(g)(i) or
                  (ii) of which a Responsible Officer of the Borrower or any Restricted Subsidiary has or reasonably should have knowledge;

                           (vi) (x)  promptly  and in any  event  within 10 days
                  after the Borrower or any ERISA Affiliate knows or has reason to know that any ERISA Event has occurred, a statement of the chief financial officer of the Borrower describing such ERISA Event and the action, if any, that the Borrower or such ERISA Affiliate has taken and proposes to take with respect thereto and (y) on the date any records, documents or other information must be furnished to the PBGC with respect to any Plan pursuant to Section 4010 of ERISA, a copy of such records, documents and information;

                           (vii) promptly and in any event within two Business Days after receipt thereof by the Borrower or any ERISA Affiliate, copies of each notice from the PBGC stating its intention to terminate any Plan or to have a trustee appointed to administer any Plan;

                           (viii) promptly and in any event within 30 days after
                  the filing thereof with the Internal Revenue Service, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Plan;

                           (ix) promptly and in any event within five Business Days after receipt thereof by the Borrower or any ERISA Affiliate from the sponsor of a Multiemployer Plan, copies of each notice concerning (A) the imposition of Withdrawal Liability by any such Multiemployer Plan, (B) the reorganization or termination, within the meaning of Title IV of ERISA, of any such Multiemployer Plan or (C) the amount of liability incurred, or that may be incurred, by the Borrower or any ERISA Affiliate in connection with any event described in clause (A) or (B);

                           (x) promptly after the assertion or occurrence thereof, notice of any Environmental Action against or of any noncompliance by the Borrower or any of its Subsidiaries with any Environmental Law or Environmental Permit that would reasonably be expected to have a Material Adverse Effect;

                           (xi) promptly after the designation  thereof,  notice
                  of the designation of any Subsidiary of the Borrower as an Unrestricted Subsidiary;

                           (xii) promptly and in any event within five Business Days after the Borrower obtains knowledge of any such change, notice that S&P or Moody's has made any change in the Public Debt Rating;

                           (xiii) promptly after the occurrence thereof,  notice
                  of any regulatory action or change or any change in, amendment to or waiver of any term of any Material Contract that, in each case, would be reasonably likely to have a Material Adverse Effect of which a Responsible Officer has or reasonably should have knowledge; and

                           (xiv) such other information  respecting the Borrower
                  or any of its Subsidiaries as any Lender through the Administrative Agent may from time to time reasonably request.

                  (j) Compliance with Environmental Laws. Comply, and cause each of its Restricted Subsidiaries and all lessees and other Persons operating or occupying its properties to comply, in all material respects, with all applicable Environmental Laws and Environmental Permits; obtain and renew and cause each of its Restricted Subsidiaries to obtain and renew all Environmental Permits necessary for its operations and properties; and conduct, and cause each of its Restricted Subsidiaries to conduct, any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or  other  action  necessary  to  remove  and  clean  up all  Hazardous
         Materials from any of its properties, in accordance with the requirements of all Environmental Laws; provided, however, that neither the Borrower nor any of its Restricted Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances.

                  SECTION 5.02. Negative Covenants. So long as any Advance shall remain unpaid or any Lender shall have any Commitment hereunder, the Borrower will not:

                  (a) Liens, Etc. Create or suffer to exist, or permit any of its Restricted Subsidiaries to create or suffer to exist, any Lien on or with respect to any of its properties, whether now owned or hereafter acquired, or assign, or permit any of its Restricted Subsidiaries to assign, any right to receive income, other than:

                           (i)      Permitted Liens;

                           (ii) purchase money Liens upon or in any real property or equipment acquired or held by the Borrower or any of its Restricted Subsidiaries in the ordinary course of business to secure the purchase price of such property or equipment or to secure Debt incurred solely for the purpose of financing the acquisition of such property or equipment, and Liens existing on such property or equipment at the time of its acquisition (other than any such Liens created in contemplation of such acquisition that were not incurred to finance the acquisition of such property) or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount, provided, however, that no such Lien shall extend to or cover any properties of any character other than the real property or equipment being acquired, and no such extension, renewal or replacement shall extend to or cover any properties not theretofore subject to the Lien being extended, renewed or replaced, provided further that the aggregate principal amount of the indebtedness secured by the Liens referred to in this clause (ii) shall not exceed the amounts specified therefor in Section 5.02(d)(iii)(C) at any time outstanding;

                           (iii) the Liens  existing on the  Original  Effective
                  Date and described on Schedule 5.02(a) hereto;

                           (iv) Liens on  property  of a Person  that  becomes a
                  Restricted Subsidiary after the Original Effective Date in accordance with the terms of Section 5.02(g) or through the designation of an Unrestricted Subsidiary as a Restricted Subsidiary existing at the time such Person is merged into or consolidated with the Borrower or any Restricted Subsidiary of the Borrower or becomes a

                  Restricted Subsidiary of the Borrower; provided that such Liens were not created solely in contemplation of such merger, consolidation or acquisition and do not extend to any assets other than those of the Person so merged into or consolidated with the Borrower or such Restricted Subsidiary or acquired by the Borrower or such Restricted Subsidiary;

                           (v) Liens  arising  in  connection  with  Capitalized
                  Leases; provided that no such Lien shall extend to or cover any assets other than the assets subject to such Capitalized Leases;

                           (vi) Liens  arising out of judgments or awards (other
                  than any judgment described in Section 6.01(f) or (g) hereof and constituting an Event of Default thereunder) in respect of which the Borrower or any of its Restricted Subsidiaries shall in good faith be prosecuting an appeal or proceedings for review and in respect of which it shall have secured a subsisting stay of execution pending such appeal or proceedings for review, provided it shall have set aside on its books adequate reserves, in accordance with GAAP, with respect to such judgment or award;

                           (vii) the  replacement,  extension  or renewal of any
                  Lien permitted by clause (ii), (iii), (iv) or (v) above upon or in the same property theretofore subject thereto or the replacement, extension or renewal (without increase in the amount or change in any direct or contingent obligor) of the Debt secured thereby;

                           (viii) Liens created in the ordinary course of business on money market or mutual accounts maintained by the Borrower and any funds or other assets contained therein in favor of the financial institution with which such account is maintained to secure the payment of customary fees and charges incurred in connection with such account;

                           (ix)  additional  Liens securing Debt permitted under
                  Section 5.02(d)(i)(G); and

                           (x) Liens on accounts receivable of the Borrower solely in connection with a transaction permitted by Section 5.02(e)(v).

                  (b) Mergers, Etc. Merge or consolidate with or into any Person, or permit any of its Restricted Subsidiaries to do so, except that: (i) any Subsidiary of the Borrower may merge into or consolidate with the Borrower and, in connection with any acquisition of a Person made pursuant to Section 5.02(g), such Person may merge into or consolidate with the Borrower, so long as, in each case, the Borrower is the surviving corporation, provided that immediately after giving effect thereto, the Borrower shall be in pro forma compliance (calculated based on historical financial statements most recently furnished or required to be furnished pursuant to Section 5.01(i)) with the covenants set forth in Section 5.03; (ii) any Restricted Subsidiary may merge into or consolidate with any other Restricted Subsidiary; (iii) in connection with any sale or other disposition permitted under Section 5.02(e) (other than clause (ii) thereof), any Restricted Subsidiary of the Borrower may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it; and (iv) any Restricted Subsidiary may merge into or consolidate with any Unrestricted Subsidiary or any other Person and any Unrestricted Subsidiary or any other Person may merge into or consolidate with any Restricted Subsidiary, in order to consummate an acquisition or investment permitted under Section 5.02(g), provided that immediately after giving effect thereto, the
         Borrower shall be in pro forma compliance (calculated based on historical financial statements most recently furnished or required to be furnished pursuant to Section 5.01(i)) with the covenants set forth in Section 5.03, provided further, in each case, that no Default shall have occurred and be continuing at the time of such proposed transaction or would result therefrom.

                  (c) Accounting Changes. Make or permit, or permit any of its Subsidiaries to make or permit, any change in accounting policies or reporting practices, except as required or permitted by generally accepted accounting principles.

                  (d) Debt. Create, incur, assume or suffer to exist, or permit any of its Restricted Subsidiaries to create, incur, assume or suffer to exist, any Debt other than:

                           (i)      in the case of the Borrower,

                                    (A) Debt in  respect of this  Agreement  and
                           the Notes,

                                    (B)     Debt in respect of the Senior Notes,

                                    (C) Debt existing on the Original  Effective
                           Date and described on Schedule 5.02(d) hereto (the "Surviving Debt") and Debt in respect of the
                           Subordinated Notes, and any Debt extending the maturity of, or refunding or refinancing, in whole or in part, any Surviving Debt or the Subordinated Notes, provided that the terms relating to principal amount, amortization, maturity, collateral (if any) and subordination (if any), and other material terms taken as a whole, of any such extending, refunding or refinancing Debt, and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable in any material respect to the Borrower or the Lenders than the terms of any agreement or instrument governing the Surviving Debt or Subordinated Notes, as the case may be, being extended, refunded or refinanced and the interest  rate  applicable  to  any  such  extending,
                           refunding or refinancing Debt does not exceed the then market interest rate, and provided further that the principal amount of such Surviving Debt or Subordinated Notes, as the case may be, shall not be increased above the principal amount thereof outstanding immediately prior to such extension, refunding or refinancing, and the direct and contingent obligors therefor shall not be changed, as a result of or in connection with such extension, refunding or refinancing,

                                    (D) Debt in respect of Hedge  Agreements not
                           entered into for speculative purposes and designed to hedge against fluctuations in interest rates or foreign exchange rates incurred in the ordinary course of business and consistent with prudent business practice, provided that with respect to foreign exchange hedging arrangements, such hedging arrangements shall be in an aggregate notional amount not to exceed $10,000,000 at any time outstanding,

                                    (E) Debt owed to any Restricted Subsidiary,

                                    (F) Debt incurred in the ordinary  course of
                           business in an aggregate face amount not to exceed $7,000,000 outstanding at any time and consisting of surety bonds, standby letters of credit, trade letters of credit, bankers' acceptances and reimbursement obligations in respect thereof,

                                    (G) Debt incurred in the ordinary  course of
                           business maturing within one year from the date incurred, and aggregating not more than $100,000,000 at any time outstanding,

                                    (H)  additional  unsecured  Debt (other than
                           Debt of the type described in clauses (i) and (j) of the definition of "Debt"), provided that at the time such Debt is incurred, (i) no Default exists before or after giving effect to the incurrence of such Debt, (ii) the maturity thereof is at least six months after the Termination Date and any amortization thereof shall commence no earlier than the Termination Date, and (iii) the terms relating to principal amount, amortization, maturity, collateral (if any) and subordination (if any), and other material terms taken as a whole, of such Debt and of any agreement entered into and of any instrument issued in connection therewith are no less favorable in any material respect to the Borrower or the Lenders than the terms and conditions of this Agreement, and

                                    (I)  additional  unsecured  Debt (other than
                           Debt of the type described in clauses (i) and (j) of the definition of "Debt", or in clause (H) above) aggregating not more than $150,000,000 at any time outstanding, provided that at the time such Debt is incurred, (i) no Default exists before or after giving effect to the incurrence of such Debt, (ii) the maturity thereof is prior to a date that is six months after the Termination Date, and (iii) the terms relating to principal amount, amortization, maturity, collateral (if any) and subordination (if any), and other material terms taken as a whole, of such Debt and of any agreement entered into and of any instrument issued in connection therewith are no less favorable in any material respect to the Borrower or the Lenders than the terms and conditions of this Agreement;

                           (ii) in the case of the Restricted Subsidiaries, Debt
                  owed to the Borrower, in each case evidenced by one or more senior promissory notes; and

                           (iii) in the case of the Borrower and its  Restricted
                  Subsidiaries,

                                    (A)  Debt  of  any  Person  that  becomes  a
                           Restricted Subsidiary after the date hereof through Investments made in accordance with the terms of
                           Section 5.02(g) or through the designation of an Unrestricted Subsidiary as a Restricted Subsidiary that is existing at the time such Person becomes a Restricted Subsidiary (other than Debt incurred solely in contemplation of such Person becoming a Subsidiary of the Borrower) in an aggregate principal amount not to exceed $50,000,000 at any time outstanding,

                                    (B) Debt in respect of Capitalized Leases,

                                    (C)  Debt  secured  by  Liens  permitted  by
                           Section 5.02(a)(ii) or (v) not to exceed in the aggregate $50,000,000 at any time outstanding,

                                    (D) Debt incurred in the ordinary  course of
                           business in connection with the Borrower's cash management system, consisting of daylight overdrafts not to exceed in the aggregate $500,000 at any time outstanding,

                                    (E)  Debt  incurred  in  connection  with  a
                           transaction permitted by Section 5.02(e)(v), and

                                    (F)  indorsement  of negotiable  instruments
                           for deposit or collection or similar transactions in the ordinary course of business.

                  (e) Sales, Etc. of Assets. Sell, lease, transfer or otherwise dispose of, or permit any of its Restricted Subsidiaries to sell, lease, transfer or otherwise dispose of, any assets, or grant any option or other right to purchase, lease or otherwise acquire any assets, except:

                           (i) sales of inventory in the ordinary  course of its
                  business,

                           (ii) in a transaction authorized by Section 5.02(b),

                           (iii) sales or other dispositions of damaged, worn-out or obsolete property that is no longer necessary for the proper conduct of the business of the Borrower and its Subsidiaries for fair value in the ordinary course of business,

                           (iv) sales or transfers of assets from any Restricted
                  Subsidiary to any other Restricted Subsidiary for cash and for fair value,

                           (v) the sale of accounts receivable for cash and fair
                  value in the ordinary course of business of the Borrower and its Subsidiaries; provided that recourse to the Borrower and its Subsidiaries in connection with sales of accounts receivables for cash and fair value under this clause (v) shall be limited to recourse that is customary in connection with such sales, it being agreed that recourse with respect to collectibility of such accounts receivable will not be considered customary for purposes of this clause (v),

                           (vi) the transfer of assets in  exchanges  for assets
                  for use consistent with the ongoing trade or business of the Borrower and its Subsidiaries, provided that, with respect to such exchanges: (A) immediately before and after giving effect thereto, no Default shall have occurred and be continuing or would result therefrom, (B) immediately before and after giving effect to such exchange, the Borrower shall be in pro forma compliance (calculated based on historical financial statements most recently furnished or required to be furnished pursuant to Section 5.01(i)) with the covenants set forth in
                  Section 5.03, (C) any business acquired or invested in as a result of an exchange pursuant to this clause (vi) shall be in the same, a similar or related line of business as the
                  business   of  the   Borrower   or   any  of  its   Restricted
                  Subsidiaries, and (D) any such exchange shall be for equivalent fair market value (after giving effect to the payment or receipt of any cash in connection with any such exchange),

                           (vii) sales or  transfers of assets from the Borrower
                  to any Restricted Subsidiary for cash for no less than fair value,

                           (viii)   sales  or   transfers  of  assets  from  any
                  Restricted Subsidiary to the Borrower for cash for no more than fair value, and

                           (ix) in addition  to the  foregoing  items,  sales of
                  assets for cash, and for fair value, provided that the assets so sold in any Fiscal Year shall not have generated more than 35% of the Consolidated EBITDA of the Borrower and its Restricted Subsidiaries for the Fiscal Year then most recently ended, provided that, with respect to clauses (vi), (vii) and (ix) to the extent the Net Cash Proceeds thereof shall not have been reinvested within 12 months after the receipt thereof by the Borrower or such Restricted Subsidiary in assets necessary in the same or similar line of businesses as the businesses of the Borrower and the Restricted Subsidiaries, the Borrower shall, at the end of such 12 month period, prepay the Advances pursuant to Section 2.10(b) in an amount equal to the amount by which such Net Cash Proceeds exceeds the amount thereof so reinvested.

                  (f) Dividends, Etc. Declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of capital stock of the Borrower, or purchase, redeem or otherwise acquire for value (or permit any of its Subsidiaries to do so) any shares of any class of capital stock of the Borrower or any warrants, rights or options to acquire any such shares, now or hereafter outstanding, or issue or sell any capital stock or any warrants, rights or options to acquire such capital stock except that, so long as no Default shall have occurred and be continuing at the time of any action described below or would result therefrom, the Borrower may (i) declare and make any dividend payment or other distribution payable in common stock of the Borrower,
         (ii) declare and make any dividend payment or other distribution, or redeem any shares of any class of capital stock of the Borrower, pursuant to and to the extent required by the Rights Agreement, (iii) issue and sell shares of common stock of the Borrower for cash, (iv) issue shares of common stock of the Borrower in connection with Investments permitted under Section 5.02(g) to the extent permitted therein, (v) purchase shares of capital stock of the Borrower through a variety of ways, including, but not limited to (A) purchasing such stock in the open market or in private transactions, (B) selling and/or buying put and/or call options directly or indirectly on such stock,
         (C) entering into forward contracts to purchase such stock at specified future dates, and (D) entering into any combination of the foregoing, provided, however, that each such purchase shall be made in nonspeculative transactions and provided further, however, that, except for such purchases made pursuant to mandatory redemption provisions relating to any preferred stock of the Borrower which mandatorily redeemable preferred stock is otherwise permitted under this Agreement the aggregate settlement price for such purchases valued at the time of settlement of such purchases, net of any premiums received by the Borrower, shall not exceed the sum of $100,000,000, (vi) issue and sell shares of preferred stock of the Borrower for cash or in connection with any Investment permitted hereunder; provided, however, that (A) the issuance and sale of such preferred stock would not materially impair the rights or interests of any Agent or any Lender under this Agreement and the Notes, (B) no Default exists before or after giving effect to the issuance and sale of such preferred stock, and (C) the material terms, taken as a whole, of such preferred stock and of any agreement entered into and of any instrument issued in connection therewith are no less favorable in any material respect to the Borrower or the Lenders than the terms and conditions of this Agreement, and (vii) the Borrower may declare and pay dividends on its preferred stock so long as immediately before and after giving effect thereto, the Borrower shall be in pro forma compliance with the covenants set forth in
         Section 5.03.

                  (g) Investments in Other Persons. Make or hold, or permit any of its Restricted Subsidiaries to make or hold, any Investment in any Person other than:

                           (i) loans and  advances to  employees in the ordinary
                  course of the business of the Borrower and its Restricted Subsidiaries as presently conducted in an aggregate principal amount not to exceed $1,000,000 at any time outstanding;

                           (ii)     Investments in Marketable Securities;

                           (iii) Investments  existing on the Original Effective
                  Date and described on Schedule 5.02(g) hereto;

                           (iv) Investments in accounts receivable and prepaid expenses arising in the ordinary course of business;

                           (v) Investments by the Borrower in Hedge Agreements permitted under Section 5.02(d)(i)(D);

                           (vi) Investments consisting of intercompany Debt permitted under Section 5.02(d)(i)(E) or (ii);

                           (vii) Investments consisting of (A) Investments by the Borrower and its Restricted Subsidiaries in their Restricted Subsidiaries, (B) Investments in Affiliates of the Borrower existing on the Original Effective Date, and (C) Investments in any other Person, provided that after giving effect to such Investment, such Person would not be an Unrestricted Subsidiary;

                           (viii) Investments in Unrestricted  Subsidiaries,  or
                  in any other Person that after giving effect thereto becomes an Unrestricted Subsidiary, in an aggregate amount invested (in any combination of cash and securities of the Borrower) not to exceed $100,000,000 at any time outstanding; and

                           (ix) other  Investments  consisting  of  transactions
                  permitted under Section 5.02(f)(v) to the extent permitted therein and to the extent such transactions constitute Investments hereunder and are not otherwise permitted under any other clause of this Section 5.02(g);

         provided that, with respect to Investments made under clauses (vii) and
(viii) above:

                           (a)  immediately   before  and  after  giving  effect
                  thereto, no Default shall have occurred and be continuing or would result therefrom,

                           (b) immediately before and after giving effect to such Investment, the Borrower shall be in pro forma compliance (calculated based on historical financial statements most recently furnished or required to be furnished pursuant to
                  Section 5.01(i)) with the covenants set forth in Section 5.03,

                           (c) any business  acquired or invested in pursuant to
                  clause (vii) or (viii) shall be in the same, a similar or related line of business as the business of the Borrower or any of its Restricted Subsidiaries, and

                           (d)      any such Investment shall be for fair value.

                           (h) Change in Nature of Business. Make, or permit any
                  of its Restricted Subsidiaries to make, any material change in the nature of its business as carried on at the date hereof.

                           (i) Charter  Amendments.  Amend, or permit any of its
                  Restricted Subsidiaries to amend, its certificate of incorporation or bylaws in any material respect that would be reasonably likely to be adverse to the Borrower, any Restricted Subsidiary or the Lenders.

                           (j) Prepayments, Etc. of Debt. Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Debt, other than
                  (i) the prepayment of the Advances in accordance with the terms of this Agreement, (ii) the prepayment of Debt assumed pursuant to a Non-Hostile Acquisition, provided that such assumed Debt is prepaid or refinanced simultaneously with such Non-Hostile Acquisition and (iii) regularly scheduled or required repayments or redemptions or refinancing of Surviving Debt or the Subordinated Notes or as otherwise permitted hereunder, or amend, modify or change in any manner any term or condition of any Surviving Debt, the Subordinated Notes or the Senior Notes except as otherwise permitted hereunder, or permit any of its Subsidiaries to do any of the foregoing other than to prepay any Debt payable to the Borrower or as otherwise permitted hereunder.

                  (k) Designation of Restricted and  Unrestricted  Subsidiaries.
         (i) Designate a Subsidiary, in connection with an acquisition permitted under Section 5.02(g), as an Unrestricted Subsidiary or redesignate an Unrestricted Subsidiary as a Restricted Subsidiary unless, in either case, immediately before and after giving effect thereto, no Default shall have occurred and be continuing or would result therefrom and the Borrower shall be in pro forma compliance (calculated based on historical financial statements most recently furnished or required to be furnished pursuant to Section 5.01(i)) with the covenants set forth in Section 5.03, or (ii) redesignate a Restricted Subsidiary as an Unrestricted Subsidiary.

                  (l) Limitation on Dividend Restrictions. Enter into or suffer to exist, or permit any Restricted Subsidiary to enter into or suffer to exist, any agreement prohibiting the declaration or payment by any Restricted Subsidiary of dividends or other distributions in respect of its capital stock to the Borrower or any Restricted Subsidiary of the Borrower, unless such agreement was in effect at the time such Restricted Subsidiary became a Subsidiary of the Borrower, and such agreement was not entered into solely in contemplation of such Person becoming a Subsidiary of the Borrower.

                  (m) Amendment, Etc. of the Subordinated Notes. Amend, modify or change in any manner any term or condition of the Subordinated Notes or give any consent, waiver or approval thereunder, waive any default under or any breach of any term or condition of the Subordinated Notes, or take any other action in connection with the Subordinated Notes that would materially impair the value of the interest or rights of the Borrower thereunder or that would materially impair the rights or interests of any Agent or any Lender.

                           (n) Amendment, Etc. of the Senior Note Indenture. Amend, modify or change in any manner any term or condition of the Senior Note Indenture and the Senior Notes issued pursuant thereto or give any consent, waiver or approval thereunder, waive any default under or any breach of any term or condition of the Senior Note Indenture and the Senior Notes issued pursuant thereto, or take any other action in connection with the Senior Note Indenture and the Senior Notes issued pursuant thereto that would materially impair the value of the interest or rights of the Borrower thereunder or that would materially impair the rights or interests of any Agent or any Lender.

                  SECTION 5.03. Financial Covenants. So long as any Advance shall remain unpaid or any Lender shall have any Commitment hereunder, the Borrower will:

                  (a) Leverage Ratio. Maintain at the end of each fiscal quarter of the Borrower a ratio of Consolidated Debt of the Borrower and its Restricted Subsidiaries (excluding, for purposes of this Section 5.03(a), Debt of the types referred to in clauses (b), (g), (h) and (j) of the definition of "Debt" and Debt of the type described in clause
         (i) of the definition of "Debt" to the extent that the Debt being guarantied thereby was of the type referred to in clause (b), (g), (h) or (j) of the definition of "Debt") to Consolidated EBITDA of the Borrower and its Restricted Subsidiaries of not greater than the amount set forth below for each Rolling Period set forth below:

                            Rolling Period
                              Ending On                                 Ratio
                         --------------------                          ------
                         December 31, 1995                             6.00:1
                         March 31, 1996                                6.00:1
                         June 30, 1996                                 5.75:1
                         September 30, 1996                            5.75:1
                         December 31, 1996                             5.50:1
                         March 31, 1997                                5.50:1
                         June 30, 1997                                 5.00:1
                         September 30, 1997                            5.00:1
                         December 31, 1997                             4.75:1
                         March 31, 1998                                4.75:1
                         June 30, 1998                                 4.50:1
                         September 30, 1998                            4.50:1
                         December 31, 1998                             4.25:1
                         March 31, 1999                                4.25:1
                         June 30, 1999                                 4.00:1
                         and thereafter

         provided that in the event that the Borrower or any of its Restricted Subsidiaries shall have acquired a Restricted Subsidiary or sold or otherwise disposed of Restricted Subsidiaries that, at the time of such sale or disposition, were individually, or if taken in the aggregate would have been, a Material Subsidiary during any Rolling Period, the ratio described above shall be calculated on a historical pro forma basis for such Rolling Period as though such Restricted Subsidiary had been acquired, sold or otherwise disposed of on the first day of such Rolling Period.

                  (b) Interest Coverage Ratio. Maintain at the end of each fiscal quarter of the Borrower a ratio of Consolidated EBITDA of the Borrower and its Restricted Subsidiaries to interest payable on, and amortization of debt discount in respect of, all Debt during such period, in each case, by the Borrower and its Restricted Subsidiaries of not less than the amount set forth below for each Rolling Period set forth below:

                            Rolling Period
                              Ending On                                 Ratio
                         --------------------                          ------
                         December 31, 1995                             2.00:1
                         March 31, 1996                                2.00:1
                         June 30, 1996                                 2.00:1
                         September 30, 1996                            2.00:1
                         December 31, 1996                             2.25:1
                         March 31, 1997                                2.25:1
                         June 30, 1997                                 2.25:1
                         September 30, 1997                            2.25:1
                         December 31, 1997                             2.50:1
                         March 31, 1998                                2.50:1
                         June 30, 1998                                 2.50:1
                         September 30, 1998                            2.50:1
                         December 31, 1998                             2.75:1
                         March 31, 1999                                2.75:1
                         June 30, 1999                                 2.75:1
                         September 30, 1999                            2.75:1
                         December 31, 1999                             3.00:1
                         and thereafter

         provided that in the event that the Borrower or any of its Restricted Subsidiaries shall have acquired a Restricted Subsidiary or sold or otherwise disposed of Restricted Subsidiaries that, at the time of such sale or disposition, were individually, or if taken in the aggregate would have been, a Material Subsidiary during any Rolling Period, the ratio described above shall be calculated on a historical pro forma basis for such Rolling Period as though such Restricted Subsidiary had been acquired, sold or otherwise disposed of on the first day of such Rolling Period.


                                   ARTICLE VI

                                EVENTS OF DEFAULT

                  SECTION 6.01. Events of Default. If any of the following events ("Events of Default") shall occur and be continuing:

                  (a) The Borrower shall fail to pay any principal of any Advance when the same becomes due and payable; or the Borrower shall fail to pay any interest on any Advance or make any other payment of fees or other amounts payable under this Agreement or any Note within three Business Days after the same becomes due and payable; or

                  (b) Any representation or warranty made by the Borrower herein or by the Borrower (or any of its officers) in connection with this Agreement shall prove to have been incorrect in any material respect when made; or

                  (c) (i) The Borrower shall fail to perform or observe any term, covenant or agreement contained in Section 5.01(d) (as to the corporate or partnership existence of the Borrower or any Restricted Subsidiary), (e), (h) or (i), 5.02 or 5.03, or (ii) the Borrower shall fail to perform or observe any other term, covenant or agreement contained in this Agreement on its part to be performed or observed if such failure shall remain unremedied for 15 Business Days after the earlier of the date on which (A) a Responsible Officer of the Borrower becomes aware of such failure or (B) written notice thereof shall have been given to the Borrower by any Agent or any Lender; or

                  (d) The Borrower or any of its Subsidiaries shall fail to pay any principal of or premium or interest on any Debt that is outstanding in a principal or notional amount of at least $15,000,000, in the case of the Borrower or any Restricted Subsidiary, or at least $25,000,000, in the case of any Unrestricted Subsidiary, in the aggregate (but excluding Debt outstanding hereunder) of the Borrower or such Subsidiary (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period (which, in the case of the failure to make a mandatory redemption of preferred stock, shall include the period that the obligations of the Borrower to redeem such preferred stock cumulate without permitting the holders thereof to accelerate payment with respect thereto), if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

                  (e) The  Borrower  or any of its  Subsidiaries  in  which  the
         Borrower has an Investment, directly or indirectly, aggregating at least $15,000,000, in the case of any Restricted Subsidiary, or at least $25,000,000, in the case of any Unrestricted Subsidiary, shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower or any such Subsidiary seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition



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                                       64

         of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 45 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Borrower or any such Subsidiary shall take any corporate action to authorize any of the actions set forth above in this subsection (e); or

                  (f) Any judgment or order for the payment of money in excess of $15,000,000, in the case of the Borrower or any Restricted
         Subsidiary, or in excess of $25,000,000, in the case of any Unrestricted Subsidiary, shall be rendered against the Borrower or any of its Subsidiaries and either (i) a warrant of attachment or execution or similar process shall have been issued or levied against any property or assets of the Borrower or any of its Subsidiaries to enforce any such judgment or (ii) there shall be any period of 15 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; provided, however, that any such judgment or order shall not be an Event of Default under this Section 6.01(f) if and for so long as
         (i) the amount by which such judgment or order exceeds $15,000,000, in the case of the Borrower or any Restricted Subsidiary, or $25,000,000, in the case of any Unrestricted Subsidiary, is covered by a valid and binding policy of insurance between the defendant and the insurer covering payment thereof and (ii) such insurer, which shall be rated at least "B++" by A.M. Best Company and which shall have a capital surplus in excess of $50,000,000, has been notified of, and has not disputed the claim made for payment of, an amount not less than the amount by which such judgment or order exceeds $15,000,000, in the case of the Borrower or any Restricted Subsidiary, or $25,000,000, in the case of any Unrestricted Subsidiary; or

                  (g) Any non-monetary judgment or order shall be rendered against the Borrower or any of its Subsidiaries that could be reasonably expected to have a Material Adverse Effect, and there shall be any period of 15 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                  (h) (i) Any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934), directly or indirectly, of Voting Stock of the Borrower (or other securities convertible into such Voting Stock) representing 30% or more of the combined voting power of all Voting Stock of the



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                                       65

         Borrower; or (ii) during any period of up to 24 consecutive months, commencing after the date of this Agreement, individuals who at the beginning of such 24-month period were directors of the Borrower shall cease for any reason to constitute a majority of the board of directors of the Borrower; or (iii) any Person or two or more Persons acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of, control over Voting Stock of the Borrower (or other securities convertible into such Voting Stock) representing 30% or more of the combined voting power of all Voting Stock of the Borrower; or

                  (i) Any ERISA Event shall have occurred with respect to a Plan and the sum (determined as of the date of occurrence of such ERISA Event) of the Insufficiency of such Plan and the Insufficiency of any and all other Plans with respect to which an ERISA Event shall have occurred and then exist (or the liability of the Borrower and the ERISA Affiliates related to such ERISA Event) exceeds $15,000,000; or

                  (j) The Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan in an amount that, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Borrower and the ERISA Affiliates as Withdrawal Liability (determined as of the date of such notification), exceeds $15,000,000 or requires payments exceeding $3,000,000 per annum; or

                  (k) The Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, and as a result of such reorganization or termination the aggregate annual contributions of the Borrower and the ERISA Affiliates to all Multiemployer Plans that are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the plan years of such Multiemployer Plans immediately preceding the plan year in which such reorganization or termination occurs by an amount exceeding $3,000,000;

then, and in any such event, the Administrative Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the Commitment and the obligation of each Lender to make Advances to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the Notes, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to the Borrower under the Federal Bankruptcy Code, (A) the obligation of each Lender to make Advances shall automatically be terminated and (B) the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.


                                   ARTICLE VII

                                   THE AGENTS

                  SECTION 7.01. Authorization and Action. Each Lender hereby appoints and authorizes the Administrative Agent, each Syndication Agent and the Documentation Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement as are delegated to such Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement (including, without limitation, enforcement or collection of the Notes), no Agent shall be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lenders and all holders of Notes; provided, however, that no Agent shall be required to take any action that exposes such Agent to personal liability or that is contrary to this Agreement or applicable law. Each Agent agrees to give to each Lender prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement.

                  SECTION 7.02. Administrative Agent's Reliance, Etc. Neither any Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, each
Agent: (i) may treat the payee of any Note as the holder thereof until, in the case of the Administrative Agent, the Administrative Agent receives and accepts an Assignment and Acceptance entered into by the Lender that is the payee of such Note, as assignor, and an Eligible Assignee, as assignee, or, in the case of any other Agent, such Agent has received notice from the Administrative Agent that it has received and accepted such Assignment and Acceptance, in each case as provided in Section 8.07; (ii) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the

Borrower or to inspect the property (including the books and records) of the Borrower; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; and
(vi) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier, telegram or telex) believed by it to be genuine and signed or sent by the proper party or parties.

                  SECTION 7.03. Citibank, BankAmerica, TD Bank and Chase and Affiliates. With respect to its Commitment, the Advances made by it and the Note issued to it, each of Citibank, BankAmerica, TD Bank and Chase shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not an Agent; and the term "Lender" or "Lenders"
shall, unless otherwise expressly indicated, include each of Citibank, BankAmerica, TD Bank and Chase in its individual capacity. Each of Citibank, BankAmerica, TD Bank and Chase and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, the Borrower, any of its Subsidiaries and any Person who may do business with or own securities of the Borrower or any such Subsidiary, all as if Citibank, BankAmerica, TD Bank or Chase, as the case may be, were not an Agent and without any duty to account therefor to the Lenders.

                  SECTION 7.04. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon any Agent or any other Lender and based on the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

                  SECTION  7.05.  Indemnification.  The Lenders  (other than the
Designated Bidders) agree to indemnify each Agent (to the extent not reimbursed by the Borrower), ratably according to the respective principal amounts of the Revolving Credit Notes then held by each of them (or if no Revolving Credit Notes are at the time outstanding or if any Revolving Credit Notes are held by Persons that are not Lenders, ratably according to the respective amounts of their Commitments), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against such Agent in any way relating to or arising out of this Agreement or any action taken or omitted by such Agent under this Agreement, provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender (other than the Designated Bidders) agrees to reimburse each Agent promptly upon demand for its ratable share of any reasonable out-of-pocket expenses (including reasonable counsel fees) incurred by such Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, to the extent that such Agent is not reimbursed for such expenses by the Borrower.

                  SECTION 7.06.  Successor  Agents.  Any Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower and may be removed at any time with or without cause by the Required Lenders. Upon the resignation or removal of the Administrative Agent, the Required Lenders shall have the right to appoint a successor Administrative Agent, provided that, as long as no Default shall have occurred and be continuing, the Borrower shall have the right to consent to any such successor Administrative Agent, such consent not to be unreasonably withheld or delayed. If no successor Administrative Agent shall have been so appointed by the Required Lenders (and, if required, consented to by the Borrower), and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent (which, so long as no Default shall have occurred and be continuing, shall be subject to the consent of the Borrower, such consent not to be unreasonably withheld or delayed), which shall be a commercial bank organized under the laws of the United States of America or of any state thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this
Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

                  SECTION 7.07. Agents. None of the Banks identified on the cover page or in the recital of parties or on the signature pages of this Agreement as an Agent (other than the Administrative Agent) shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders so identified as an Agent (other than the Administrative Agent) shall have or be deemed to have any fiduciary relationship with any Lender.

                                  ARTICLE VIII

                                  MISCELLANEOUS

                  SECTION 8.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement or the Revolving Credit Notes, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders and the Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all the Lenders and the Borrower, do any of the following: (a) waive any of the conditions specified in Section 3.01, (b) increase any Commitment of any Lender or subject any Lender to any additional monetary obligations, (c) reduce the principal of, or interest on, any Revolving Credit Note or any fee or other amount payable hereunder, (d) postpone any date fixed for any payment of principal of, or interest on, any Revolving Credit Note or any fee or other amount payable hereunder, (e) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Revolving Credit Notes, or the number of Lenders, that shall be required for the Lenders or any of them to take any action hereunder or (f) amend this Section 8.01; and provided further that no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement or any Note.

                  SECTION 8.02. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic or telex communication) and mailed, telecopied, telegraphed, telexed or delivered, if to the Borrower, at its address at 8725 West Higgins Road, Chicago, IL 60631-2702, Attention: Corporate Secretary, with a copy to the Treasurer; if to any Initial Lender, at its Domestic Lending Office specified opposite its name on Schedule I hereto; if to any other Lender, at its Domestic Lending Office specified in the Assignment and Acceptance pursuant to which it became a Lender; if to Citibank, as Administrative Agent, at its address at 399 Park Avenue, New York, NY 10043, Attention: Global Communications Department; if to Chase, as Syndication Agent, at its address at 270 Park Avenue, New York, NY 10017, Attention: Laurie Perper; if to TD Bank, as Documentation Agent, at its address at 31 West 52nd Street, New York, NY 10019, Attention: Brian O'Reilly; and if to BankAmerica, as Syndication Agent, at its address at 231 S. LaSalle Street, Chicago, IL 60697, Attention: Patricia DelGrande; or, as to the Borrower or any Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Administrative Agent. All such notices and communications shall, when mailed, telecopied, telegraphed or telexed, be effective when deposited in the mails, telecopied, delivered to the telegraph company or confirmed by telex answerback, respectively, except that notices and communications to any Agent pursuant to Article II, III or VII shall not be effective until received by such Agent. Delivery by telecopier



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                                       70

of an executed counterpart of any amendment or waiver of any provision of this Agreement or the Notes or of any Exhibit hereto to be executed and delivered hereunder shall be effective as delivery of a manually executed counterpart thereof.

                  SECTION 8.03. No Waiver; Remedies. No failure on the part of any Lender or any Agent to exercise, and no delay in exercising, any right hereunder or under any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  SECTION 8.04. Costs and Expenses. (a) The Borrower agrees to pay on demand all costs and expenses of the Agents in connection with the preparation, execution, delivery, administration, modification and amendment of this Agreement, the Notes and the other documents to be delivered hereunder, including, without limitation, (A) all due diligence, syndication (including printing, distribution and bank meetings), transportation, computer, duplication, appraisal, consultant, and audit expenses and (B) the reasonable fees and expenses of one law firm (Shearman & Sterling or another law firm) as counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under this Agreement. The Borrower further agrees to pay on demand all costs and expenses of the Agents and the Lenders (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the Notes and the other documents to be delivered hereunder, including, without limitation, reasonable fees and expenses of counsel for each Agent and each Lender in connection with the enforcement of rights under this
Section 8.04(a).

                  (b) The Borrower agrees to indemnify and hold harmless each Agent and each Lender and each of their Affiliates and their officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of, or in connection with the preparation for a defense of, any investigation, litigation or proceeding arising out of, related to or in connection with (i) the Notes, this Agreement, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Advances or (ii) the actual or alleged presence of Hazardous Materials on any property of the Borrower or any of its Subsidiaries or any Environmental Action relating in any way to the Borrower or any of its Subsidiaries, in each case whether or not such investigation, litigation or proceeding is brought by the Borrower, its directors, shareholders or creditors or an Indemnified Party or any other Person or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated (but excluding any such claims, damages, losses, liabilities or expenses (i) to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of



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                                       71

competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct or (ii) arising from disputes among two or more Lenders (but not including any such dispute that involves a Lender to the extent that such Lender is acting in any different capacity, such as Agent, under the Credit Agreement or to the extent it involves the Agents' syndication activities). The Borrower also agrees not to, and will not permit any Affiliate to, assert any claim against any Agent, any Lender, any of their Affiliates, or any of their respective directors, officers, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Notes, this Agreement, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Advances.

                  (c) If any payment of principal of, or Conversion of, any Eurodollar Rate Advance or LIBO Rate Advance is made by the Borrower to or for the account of a Lender other than on the last day of the Interest Period for such Advance, as a result of a payment or Conversion pursuant to Section 2.08(d), 2.10 or 2.12, acceleration of the maturity of the Notes pursuant to
Section 6.01 or for any other reason, or by an Eligible Assignee to a Lender Party other than on the last day of the Interest Period for such Advance upon an assignment of rights and obligations under this Agreement pursuant to Section
8.07 as a result of a demand by the Borrower pursuant to Section 2.17, the Borrower shall, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses that it may reasonably incur as a result of such payment or Conversion, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Advance.

                  (d) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in Sections 2.02(c), 2.10, 2.13 and 8.04 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the Notes.

                  SECTION 8.05. Right of Set-off. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Administrative Agent to declare the Notes due and payable pursuant to the provisions of Section 6.01, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or such Affiliate to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement and the Note to which the Borrower is a party held by such Lender, whether or not such Lender shall have made any demand under this Agreement or such Note and although such obligations may be unmatured.

Each Lender agrees promptly to notify the Borrower after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender and its Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender and its Affiliates may have.

                  SECTION 8.06. Binding Effect. This Agreement shall become effective (other than Sections 2.01 and 2.03, which shall only become effective upon satisfaction of the conditions precedent set forth in Section 3.01) when it shall have been executed by the Borrower and the Agents and when the Administrative Agent shall have been notified by each Initial Lender that such Initial Lender has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, each Agent and each Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders.

                  SECTION 8.07.  Assignments,  Designations and  Participations.
(a) Each Lender (other than the Designated Bidders) may and, if demanded by the Borrower pursuant to Section 2.16, will assign to one or more Persons all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Revolving Credit Advances owing to it and the Revolving Credit Note or Notes held by it); provided, however, that (i) each such assignment shall be of a constant, and not a varying, percentage of all rights and obligations under this Agreement (other than any right to make Competitive Bid Advances owing to it and Competitive Bid Notes), (ii) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender or an assignment of all of a Lender's rights and obligations under this Agreement, the amount of the Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $10,000,000 or an integral multiple of $1,000,000 in excess thereof, (iii) each such assignment shall be to an Eligible Assignee,
(iv) each such assignment made as a result of a demand by the Borrower pursuant to this Section 8.07(a) shall be arranged by the Borrower after consultation with the Administrative Agent and shall be either an assignment of all of the rights and obligations of the assigning Lender under this Agreement or an assignment of a portion of such rights and obligations made concurrently with another such assignment or other such assignments that together cover all of the rights and obligations of the assigning Lender under this Agreement, (v) no Lender shall be obligated to make any such assignment as a result of a demand by the Borrower pursuant to this Section 8.07(a) unless and until such Lender shall have received one or more payments from either the Borrower or one or more
Eligible Assignees in an aggregate amount at least equal to the aggregate outstanding principal amount of the Advances owing to such Lender, together with accrued interest thereon to the date of payment of such principal amount and all other amounts payable to such Lender under this Agreement, and (vi) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Revolving Credit Note subject to such assignment and a processing and recordation fee of $3,000, provided that, if such assignment is the result of a demand by the Borrower pursuant to Section 2.16, the Borrower shall pay the processing and recordation fee therefor. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (y) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

                  (b) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in
Section 4.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon any Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement as are delegated to such Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender.

                  (c) The Administrative Agent shall maintain at its address referred to in Section 8.02 a copy of each Assignment and Acceptance and each Designation Agreement delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and, with respect to Lenders other than Designated Bidders, the Commitment of, and principal amount of the Advances owing to, each Lender from time to time (the "Register").

The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (d) Upon its receipt of an Assignment and Acceptance  executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with any Revolving Credit Note or Notes subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit C hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower and the other Agents. Within five Business Days after its receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Revolving Credit Note a new Note to the order of such Eligible Assignee in an amount equal to the Commitment assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment hereunder, a new Note to the order of the assigning Lender in an amount equal to the Commitment retained by it hereunder. Such new Revolving Credit Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Revolving Credit Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A-1 hereto.

                  (e) Each Lender (other than the Designated Bidders) may designate one or more banks or other entities to have a right to make Competitive Bid Advances as a Lender pursuant to Section 2.03; provided, however, that (i) no such Lender shall be entitled to make more than 2 such designations, (ii) each such Lender making one or more of such designations shall retain the right to make Competitive Bid Advances as a Lender pursuant to
Section 2.03,  (iii) each such designation  shall be to a Designated  Bidder and
(iv) the parties to each such designation shall execute and deliver to the Agent, for its acceptance and recording in the Register, a Designation Agreement. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Designation Agreement, the designee thereunder shall be a party hereto with a right to make Competitive Bid Advances as a Lender pursuant to Section 2.03 and the obligations related thereto.

                  (f) By executing and delivering a Designation  Agreement,  the
Lender making the designation thereunder and its designee thereunder confirm and agree with each other and the other parties hereto as follows: (i) such Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such designee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Designation Agreement; (iv) such designee will, independently and without reliance upon the Agent, such designating Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such designee confirms that it is a Designated Bidder; (vi) such designee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement as are delegated to the Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such designee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

                  (g) Upon its receipt of a Designation Agreement executed by a designating Lender and a designee representing that it is a Designated Bidder, the Agent shall, if such Designation Agreement has been completed and is substantially in the form of Exhibit D hereto, (i) accept such Designation Agreement, (ii) record the information contained therein in the Register and
(iii) give prompt notice thereof to the Borrower.

                  (h) Each Lender may sell participations to one or more banks or other entities (other than the Borrower or any of its Affiliates) in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Advances owing to it and the Note or Notes held by it); provided, however, that (i) such Lender's obligations under this Agreement (including, without limitation, its Commitment hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations,
(iii) such Lender shall remain the holder of any such Note for all purposes of this Agreement, (iv) the Borrower, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and (v) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of this Agreement or any Note, or any consent to any departure by the Borrower therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation.

                  (i) Any Lender may, in connection with any assignment, designation or participation or proposed assignment, designation or participation pursuant to this Section 8.07, disclose to the assignee, designee or participant or proposed assignee, designee or participant any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower; provided that, prior to any such disclosure, the assignee, designee or participant or proposed assignee, designee or participant shall agree in writing to preserve the confidentiality of any Confidential Information relating to the Borrower received by it from such Lender.

                  (j) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and the Note or Notes held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

                  SECTION 8.08. Confidentiality. Neither any Agent nor any Lender shall disclose any Confidential Information to any other Person without the consent of the Borrower, other than (a) to such Agent's or such Lender's Affiliates and their officers, directors, employees, auditors, accountants, counsel, agents and advisors and, as contemplated by Section 8.07(i), to actual or prospective assignees and participants, and then only on a confidential basis, (b) as required by any law, rule or regulation or judicial process and
(c) as requested or required by any state, federal or foreign authority or examiner regulating banks or banking or to whose jurisdiction such Agent or Lender may be subject.

                  SECTION 8.09. Governing Law. This Agreement and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

                  SECTION 8.10. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 8.11. Jurisdiction, Etc. (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York state court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the Notes, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York state court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or the Notes in the courts of any jurisdiction.

                  (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the Notes in any New York state or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  SECTION 8.12. Effective Date Assignments; Etc. (a) As of the Effective Date, prior to giving effect to any assignment under this Agreement as of such date, each Existing Lender party hereto represents and warrants, as to the assignment effected by such Existing Lender by this Agreement that as of the Effective Date (i) its Existing Commitment is in the dollar amount specified as its Existing Commitment on Schedule 8.12 hereto and the aggregate outstanding principal amount of Existing Advances owing to it is in the dollar amount specified as the aggregate outstanding principal amount of Existing Advances owing to such Existing Lender on Schedule 8.12 hereto; and (ii) that such Existing Lender is the legal and beneficial owner of such interest being assigned by it hereunder and that such interest is free and clear of any adverse claim created by such Existing Lender.

                  (b) Each Existing Lender party hereto and Initial Lender confirms to, and agrees with, each of the other Initial Lenders as to the assignment effected by this Agreement by such Existing Lender or Initial Lender, as the case may be, as follows: (i) except as set forth in subsection (a) above, each such Existing Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement, the First Amended and Restated Credit Agreement or this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, the First Amended and Restated Credit Agreement or this Agreement or any other instrument or document furnished pursuant thereto or hereto; (ii) each such Existing Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its Subsidiaries or the performance or observance by the Borrower or any of its Subsidiaries of any of its obligations under the Credit Agreement, the First Amended and Restated Credit Agreement or this Agreement or any other instrument or document furnished pursuant thereto or hereto; (iii) each Initial Lender confirms that it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to execute and deliver this Agreement and agrees that it shall have no recourse against any of the Agents, any Existing Lender or any other Lender with respect to any matters relating to the Credit Agreement, the First Amended and Restated Credit Agreement or this Agreement; and (iv) each Initial Lender will, independently and without reliance upon any Agent, any Existing Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement, the Note or Notes held by it and the other documents executed in connection herewith.

                  (c) As of the Effective Date, (i) each Initial Lender shall be a party to this Agreement and, to the extent provided herein, have the rights and obligations of a Lender hereunder and (ii) each Existing Lender party hereto shall, to the extent provided herein, relinquish its rights and be released from its obligations under this Agreement as to any assignment effected herein.

                  (d) From and after the Effective Date, the Administrative Agent shall make all payments under this Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Initial Lenders and other Lenders hereunder.

                  (e) On or before the Effective Date, the Borrower shall have paid all accrued interest, fees and other amounts payable and owing to the Existing Lenders and the Agents as of the Effective Date in connection with the First Amended and Restated Credit Agreement. Without prejudice to the survival of any other agreement of the Borrower under the First Amended and Restated Credit Agreement, all amounts that would be payable under Sections 2.10, 2.13 and 8.04 of the First Amended and Restated Credit Agreement shall be payable under this Agreement to the extent that such amounts have not been paid as of the Effective Date.

                  (f) As of the Effective Date, (i) the First Amended and Restated Credit Agreement is amended and restated in full as set forth in this Agreement, (ii) the Existing Commitments are held by the Initial Lenders under this Agreement, (iii) the Existing Notes are cancelled and replaced by the Notes, (iv) all obligations which, by the terms of the First Amended and Restated Credit Agreement, are evidenced by the Existing Notes are evidenced by the Notes and (v) no fees shall be payable by the Borrower pursuant to Section 2.03(a) of the First Amended and Restated Credit Agreement, except to the extent that such fees become due and payable, and remain unpaid, on or prior to the Effective Date.

                  SECTION 8.13. Waiver of Jury Trial. Each of the Borrower, the Agents and the Lenders hereby (or by execution and delivery of an Assignment and Acceptance) irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to: (i) this Agreement; (ii) the Notes; or (iii) the actions of any Agent or any Lender in the negotiation, administration, performance or enforcement thereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                            360 COMMUNICATIONS COMPANY


                                            By
                                               Title:

                                            CITIBANK, N.A.,
                                              as Administrative Agent


                                            By
                                               Title:

                                            THE CHASE MANHATTAN BANK
                                              (as successor to Chemical Bank),
                                               as Syndication Agent


                                            By
                                               Title:

                                            TORONTO DOMINION (TEXAS), INC.,
                                              as Documentation Agent


                                            By
                                               Title:

                                            BANK OF AMERICA N.T. & S.A.
                                             (as successor to Bank of America
                                              Illinois),
                                              as Syndication Agent


                                            By
                                               Title:

                                                     Initial Lenders

Commitment


                                     Agents

$46,000,000                          CITIBANK, N.A.


                                     By
                                        Title:

$46,000,000                          THE CHASE MANHATTAN BANK
                                         (as successor to Chemical Bank)



                                     By
                                        Title:

$46,000,000                          TORONTO DOMINION (TEXAS), INC.


                                     By
                                        Title:

$46,000,000                          BANK OF AMERICA N.T. & S.A.
                                      (as successor to Bank of America Illinois)


                                     By
                                        Title:

                                    Co-Agents


$36,000,000                         ABN AMRO BANK N.V.


                                    By
                                       Title:

$36,000,000                         THE BANK OF NEW YORK


                                    By
                                       Title:

$36,000,000                        CREDIT LYONNAIS NEW YORK BRANCH


                                   By
                                      Title:

$36,000,000                       FIRST UNION NATIONAL BANK
                                    (as successor to First Union National Bank
                                     of North Carolina)


                                  By
                                     Title:

$36,000,000                        THE FUJI BANK, LIMITED, CHICAGO
                                        BRANCH


                                   By
                                      Title:

$36,000,000                        THE INDUSTRIAL BANK OF JAPAN,
                                        LIMITED


                                   By
                                      Title:

$36,000,000                        MELLON BANK, N.A.


                                   By
                                      Title:

$36,000,000                        MORGAN GUARANTY TRUST
                                      COMPANY OF NEW YORK


                                   By
                                      Title:

$36,000,000                        NATIONSBANK OF TEXAS, N.A.


                                   By
                                      Title:

$36,000,000                        THE ROYAL BANK OF CANADA


                                   By
                                      Title:

$36,000,000                         THE SUMITOMO BANK, LIMITED,
                                         CHICAGO BRANCH


                                    By
                                       Title:

$36,000,000                         THE BANK OF TOKYO - MITSUBISHI TRUST
                                         COMPANY


                                    By
                                       Title:

$20,000,000                         BANKERS TRUST COMPANY


                                    By
                                       Title:

$36,000,000                         BANQUE NATIONALE DE PARIS


                                    By
                                       Title:

$15,000,000                         CREDIT SUISSE


                                    By
                                       Title:

$15,000,000                         CREDIT SUISSE FIRST BOSTON


                                    By
                                       Title:

$10,000,000                         CRESTAR BANK


                                    By
                                       Title:

$20,000,000                         THE DAI-ICHI KANGYO BANK, LTD.,
                                          CHICAGO BRANCH


                                    By
                                       Title:

$15,000,000                         FIRST HAWAIIAN BANK


                                    By
                                       Title:

$36,000,000                         THE FIRST NATIONAL BANK OF CHICAGO


                                    By
                                       Title:

$36,000,000                         FLEET NATIONAL BANK


                                    By
                                       Title:

$25,000,000                         MITSUBISHI TRUST & BANKING CORP.


                                    By
                                       Title:

$18,000,000                         THE NORTHERN TRUST COMPANY


                                    By
                                       Title:

$32,000,000                         PNC BANK, NATIONAL ASSOCIATION


                                    By
                                       Title:

$36,000,000                         THE SAKURA BANK, LTD., CHICAGO
                                         BRANCH


                                    By
                                       Title:

$32,000,000                        THE SANWA BANK, LIMITED,
                                        CHICAGO BRANCH


                                   By
                                      Title:

$15,000,000                        THE TOKAI BANK, LTD.,
                                        CHICAGO BRANCH


                                   By
                                      Title:

$18,000,000                        UNION BANK OF SWITZERLAND, NEW
                                         YORK BRANCH


                                   By
                                      Title:


                                   By
                                      Title:

$20,000,000                        THE YASUDA TRUST AND BANKING
                                        COMPANY, LTD.


                                   By
                                      Title:


$1,000,000,000.00          Total of the Commitments

Schedule I - List of Applicable Lending Offices (omitted)

Schedule  3.01(f)  -  Agreements  and  Insruments   Relating  to  Structure  and
Capitalization

(Filed as Schedule 3.01(f) to Exhibit 10.9 to the Company's Annual Report of Form 10-K for the fiscal year ended December 31, 1995; File No. 1-14108, and incorporated herein by reference.)

Schedule 4.01(b) - Restricted Subsidiaries

(Filed as Schedule 4.01(b) to Exhibit 10.9 to the Company's Annual Report of Form 10-K for the fiscal year ended December 31, 1995; File No. 1-14108, and incorporated herein by reference.)

Schedule 4.01(d) - Required Authorizations, Approvals, Actions, Notices and Filings

(Filed as Schedule 4.01(d) to Exhibit 10.9 to the Company's Annual Report of Form 10-K for the fiscal year ended December 31, 1995; File No. 1-14108, and incorporated herein by reference.)

Schedule 4.01(b) - Restricted Subsidiaries

(Filed as Schedule 4.01(b) to Exhibit 10.9 to the Company's Annual Report of Form 10-K for the fiscal year ended December 31, 1995; File No. 1-14108, and incorporated herein by reference.)

Schedule 5.01(h) - Transactions with Affiliates

(Filed as Schedule 5.01(h) to Exhibit 10.9 to the Company's Annual Report of Form 10-K for the fiscal year ended December 31, 1995; File No. 1-14108, and incorporated herein by reference.)

Schedule 5.02(a) - Existing Liens

(Filed as Schedule 5.02(a) to Exhibit 10.9 to the Company's Annual Report of Form 10-K for the fiscal year ended December 31, 1995; File No. 1-14108, and incorporated herein by reference.)

Schedule 5.02(d) - Surviving Debt

(Filed as Schedule 5.02(d) to Exhibit 10.9 to the Company's Annual Report of Form 10-K for the fiscal year ended December 31, 1995; File No. 1-14108, and incorporated herein by reference.)

Schedule 5.02(g) - Existing Investments

(Filed as Schedule 5.02(h) to Exhibit 10.9 to the Company's Annual Report of Form 10-K for the fiscal year ended December 31, 1995; File No. 1-14108, and incorporated herein by reference.)

Schedule 8.12 - Existing Commitments and Existing Advances (omitted)

                                                       EXHIBIT A-1  -  FORM OF
                                                              REVOLVING CREDIT
                                                               PROMISSORY NOTE

U.S.$_______________                             Dated:  _______________, ____


                  FOR VALUE RECEIVED, the undersigned, 360 Communications Company, a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of _________________________ (the "Lender") for the account of its Applicable Lending Office on the Termination Date (each as defined in the Credit Agreement referred to below) the principal sum of U.S.$[amount of the Lender's Commitment in figures] or, if less, the aggregate unpaid principal amount of the Revolving Credit Advances made by the Lender to the Borrower pursuant to the Second Amended and Restated Credit Agreement dated as of December 5, 1997 among the Borrower, the Lender and certain other lenders parties thereto, Citibank, N.A., as Administrative Agent, The Chase Manhattan Bank, as Syndication Agent, Toronto Dominion (Texas), Inc., as Documentation Agent, and Bank of America N.T. & S.A., as Syndication Agent (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; the terms defined therein being used herein as therein defined) outstanding on the Termination Date.

                  The Borrower promises to pay interest on the unpaid principal amount of each Revolving Credit Advance made to it from the date of such Revolving Credit Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

                  Both principal and interest are payable in lawful money of the United States of America to Citibank, N.A., as Administrative Agent, at 399 Park Avenue, New York, New York 10043, in same day funds. Each Revolving Credit Advance owing to the Lender by the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Promissory Note.

                  This Promissory Note is one of the Revolving Credit Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of Revolving Credit Advances by the Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Revolving Credit Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

                                     360 COMMUNICATIONS COMPANY

                                     By
                                       Title:

360 Exhibit A - Promissory Note

                       ADVANCES AND PAYMENTS OF PRINCIPAL



================================================================================
                                 Amount of        Unpaid
           Amount of          Principal Paid     Principal       Notation
Date        Advance             or Prepaid        Balance        Made By
--------------------------------------------------------------------------------

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================================================================================


360 Exhibit A - Promissory Note

                                                       EXHIBIT A-2  -  FORM OF
                                                               COMPETITIVE BID
                                                               PROMISSORY NOTE

U.S.$_______________                             Dated:  _______________, ____


                  FOR VALUE RECEIVED, the undersigned, 360 Communications Company, a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of _________________________ (the "Lender") for the account of its Applicable Lending Office (as defined in the Second Amended and Restated Credit Agreement dated as of December 5, 1997 among the Borrower, the Lender and certain other lenders parties thereto, Citibank, N.A., as Administrative Agent, The Chase Manhattan Bank, as Syndication Agent, Toronto Dominion (Texas), Inc., as Documentation Agent, and Bank of America N.T. & S.A., as Syndication Agent (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; the terms defined therein being used herein as therein defined)), on ___________________, 199_, the principal sum of U.S.$____________________.

                  The Borrower promises to pay interest on the unpaid principal amount hereof from the date hereof until such principal amount is paid in full, at the interest rate and payable on the interest payment date or dates provided below:

         Interest Rate: ________% per annum (calculated on the basis of a year of ___ days for the actual number of days elapsed).

                  Both principal and interest are payable in lawful money of the United States of America to Citibank, N.A., as Administrative Agent, for the account of the Lender at 399 Park Avenue, New York, New York 10043, in same day funds.

                  This Promissory Note is one of the Competitive Bid Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

                  The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

                  This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York.

                                     360 COMMUNICATIONS COMPANY

                                     By
                                       Title:

360 Exhibit A - Promissory Note

                                                               EXHIBIT B-1
                                                         FORM OF NOTICE OF
                                                REVOLVING CREDIT BORROWING

Citibank, N.A., as Administrative Agent
  for the Lenders parties to the
  Credit Agreement referred to below
399 Park Avenue
New York, New York 10043
                                                [Date]

                  Attention:  ____________________

Ladies and Gentlemen:

                  The undersigned, 360 Communications Company, refers to the Second Amended and Restated Credit Agreement, dated as of December 5, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement", the terms defined therein being used herein as therein defined), among the undersigned, certain Lenders parties thereto, Citibank, N.A., as Administrative Agent, The Chase Manhattan Bank, as Syndication Agent, Toronto Dominion (Texas), Inc., as Documentation Agent, and Bank of America N.T. & S.A., as Syndication Agent and hereby gives you notice, irrevocably, pursuant to
Section 2.02 of the Credit Agreement that the undersigned hereby requests a Revolving Credit Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Revolving Credit Borrowing (the "Proposed Revolving Credit Borrowing") as required by Section 2.02(a) of the Credit Agreement:

                  (i)  The  Business  Day  of  the  Proposed   Revolving  Credit
         Borrowing is _______________, 199_/20__.

                  (ii) The Type of Advances comprising the Proposed Revolving Credit Borrowing is [Base Rate Advances] [Eurodollar Rate Advances].

                  (iii) The aggregate amount of the Proposed Revolving Credit Borrowing is $---------------.

                  [(iv) The initial Interest Period for each Eurodollar Rate Advance made as part of the Proposed Revolving Credit Borrowing is __________ month[s].]

                  The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Revolving Credit Borrowing:

                  (A) the  representations  and warranties  contained in Section
         4.01 of the Credit Agreement are correct, before and after giving effect to the Proposed Borrowing and to the application of the proceeds therefrom, as though made on and as of such date; and


1649.4/NYL4A

                  (B) no event has occurred and is continuing, or would result from such Proposed Revolving Credit Borrowing or from the application of the proceeds therefrom, that constitutes a Default.

                                               Very truly yours,

                                               360 COMMUNICATIONS COMPANY



                                               By
                                                  Title:

1649.4/NYL4A

                                                                 EXHIBIT B-2
                                                           FORM OF NOTICE OF
                                                   COMPETITIVE BID BORROWING

Citibank, N.A., as Administrative Agent
  for the Lenders parties to the
  Credit Agreement referred to below
399 Park Avenue
New York, New York 10043
                                              [Date]

                  Attention:  ____________________

Ladies and Gentlemen:

                  The undersigned, 360 Communications Company, refers to the Second Amended and Restated Credit Agreement, dated as of December 5, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement", the terms defined therein being used herein as therein defined), among the undersigned, certain Lenders parties thereto, Citibank, N.A., as Administrative Agent, The Chase Manhattan Bank, as Syndication Agent, Toronto Dominion (Texas), Inc., as Documentation Agent, and Bank of America N.T. & S.A., as Syndication Agent and hereby gives you notice, irrevocably, pursuant to
Section 2.03 of the Credit Agreement that the undersigned hereby requests a Competitive Bid Borrowing under the Credit Agreement, and in that connection sets forth the terms on which such Competitive Bid Borrowing (the "Proposed Competitive Bid Borrowing") is requested to be made:

                  (A)      Date of Competitive Bid Borrowing
                  (B)      Amount of Competitive Bid Borrowing
                  (C)      [Maturity Date] [Interest Period]
                  (D)      Interest Rate Basis
                  (E)      Interest Payment Date(s)
                  (F)
                  (G)
                  (H)

                  The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Competitive Bid Borrowing:

                  (a) the  representations  and warranties  contained in Section
         4.01 of the Credit Agreement are correct, before and after giving effect to the Proposed Competitive Bid Borrowing and to the application of the proceeds therefrom, as though made on and as of such date; and

                  (b) no event has occurred and is continuing, or would result from such Proposed Competitive Bid Borrowing or from the application of the proceeds therefrom, that constitutes a Default;

                  (c) the  aggregate  amount  of the  Proposed  Competitive  Bid
         Borrowing and all other Borrowings to be made on the same day under the Credit Agreement is within the aggregate amount of the unused Commitments of the Lenders.

                  The undersigned hereby confirms that the Proposed Competitive Bid Borrowing is to be made available to it in accordance with Section 2.03(a)(v) of the Credit Agreement.

                                               Very truly yours,

                                               360 COMMUNICATIONS COMPANY



                                               By
                                                 Title:

                                                                       EXHIBIT C
                                                              FORM OF ASSIGNMENT
                                                                  AND ACCEPTANCE


                  Reference is made to the Second Amended and Restated Credit Agreement dated as of December 5, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among 360 Communications Company, a Delaware corporation (the "Borrower"), the Lenders (as defined in the Credit Agreement) and Citibank, N.A., as Administrative Agent (the "Administrative Agent"), The Chase Manhattan Bank ("Chase"), Toronto Dominion (Texas), Inc., as Documentation Agent (the "Documentation Agent"), and Bank of America N.T. & S.A. ("BankAmerica", together with Chase each a "Syndication Agent" and collectively the "Syndication Agents", and the Syndication Agents together with the Administrative Agent and the Documentation Agent, the "Agents"). Terms defined in the Credit Agreement are used herein with the same meaning.

                  The "Assignor" and the "Assignee" referred to on Schedule I hereto agree as follows:

                  1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement as of the date hereof (other than in respect of Competitive Bid Advances and Competitive Bid Notes) equal to the percentage interest specified on Schedule 1 hereto of all outstanding rights and obligations under the Credit Agreement (other than in respect of Competitive Bid Advances and Competitive Bid Notes). After giving effect to such sale and assignment, the Assignee's Commitment and the amount of the Revolving Credit Advances owing to the Assignee will be as set forth on
Schedule 1 hereto.

                  2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto; and (iv) attaches the Revolving Credit Note held by the Assignor and requests that the Administrative Agent exchange such Revolving Credit Note for a new Revolving Credit Note payable to the order of the Assignee in an amount equal to the Commitment assumed by the Assignee pursuant hereto or new Revolving Credit Notes payable to the order of the Assignee in an amount equal to the Commitment assumed by the Assignee pursuant hereto and the Assignor in an amount equal to the Commitment retained by the Assignor under the Credit Agreement, respectively, as specified on Schedule 1 hereto.

                  3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 4.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon any Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to such Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vi) attaches any U.S. Internal Revenue Service forms required under Section 2.13 of the Credit Agreement.

                  4. Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective date for this Assignment and Acceptance (the "Effective Date") shall be the date of acceptance hereof by the Administrative Agent, unless otherwise specified on Schedule 1 hereto.

                  5. Upon such acceptance and recording by the Administrative Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

                  6. Upon such acceptance and recording by the Administrative Agent, from and after the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement and the Revolving Credit Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Revolving Credit Notes for periods prior to the Effective Date directly between themselves.

                  7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

                  8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

                  IN WITNESS WHEREOF,  the Assignor and the Assignee have caused
Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.

                                   Schedule 1
                                       to
                            Assignment and Acceptance

     Percentage interest assigned:                                        _____%

     Assignee's Commitment:                                    $_______________

     Aggregate outstanding principal amount of
           Revolving Credit Advances assigned:                 $_______________

     Principal amount of Revolving Credit Note
           payable to Assignee:                                $_______________

     Principal amount of Revolving Credit Note
           payable to Assignor:                                $_______________

     Effective Date1:      _______________, [199_][20__]


                                        [NAME OF ASSIGNOR], as Assignor


                                        By
                                           Title:

                                        Dated:  _______________, [199_][20__]


                                        [NAME OF ASSIGNEE], as Assignee


                                        By
                                           Title:

                                        Domestic Lending Office:
                                                 [Address]

                                        Eurodollar Lending Office:
                                                 [Address]

--------
1 This date should be no earlier than five Business Days after the delivery of this Assignment and Acceptance to the Administrative Agent.

Accepted [and Approved]2 this
__________ day of _______________, [199_][20__]

CITIBANK, N.A., as Administrative Agent


By
   Title:


[Approved this __________ day
of _______________, [199_][20__]


360 COMMUNICATIONS COMPANY


By                                          ]2
   Title:


--------
2    Required if the Assignee is an Eligible Assignee solely by reason of clause
     (viii) of the definition of "Eligible Assignee".

                                                                       EXHIBIT D
                                                                         FORM OF
                                                           DESIGNATION AGREEMENT

                                            Dated _______________, 199_


                  Reference is made to the Second Amended and Restated Credit Agreement dated as of December 5, 1997 (as amended or modified from time to time, the "Credit Agreement") among 360 Communications Company, a Delaware corporation (the "Borrower"), the Lenders (as defined in the Credit Agreement), Citibank, N.A., as Administrative Agent, The Chase Manhattan Bank, as Syndication Agent, Toronto Dominion (Texas), Inc., as Documentation Agent, and Bank of America Illinois, as Syndication Agent. Terms defined in the Credit Agreement are used herein with the same meaning.

                  _________________________       (the      "Designor")      and
_________________________ (the "Designee") agree as follows:

                  1. The Designor hereby designates the Designee, and the Designee hereby accepts such designation, to have a right to make Competitive Bid Advances pursuant to Section 2.03 of the Credit Agreement.

                  2. The Designor makes no representation or warranty and assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto and (ii) the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto.

                  3. The Designee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 4.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Designation Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Designor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is a Designated Bidder; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

                  4. Following the execution of this Designation Agreement by the Designor and its Designee, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective date for this Designation Agreement (the "Effective Date") shall be the date of acceptance hereof by the Administrative Agent, unless otherwise specified on the signature page hereto.

3370.1/NYL4/Desgination Agreement

                  5. Upon such acceptance and recording by the Administrative Agent, as of the Effective Date, the Designee shall be a party to the Credit Agreement with a right to make Competitive Bid Advances as a Lender pursuant to
Section 2.03 of the Credit Agreement and the rights and obligations of a Lender related thereto.

                  6. This Designation Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                  7. This Designation Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Designation Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Designation Agreement.

                  IN WITNESS WHEREOF, the Designor and the Designee have caused this Designation Agreement to be executed by their officers thereunto duly authorized as of the date first above written.

Effective Date*:                                     _______________, 199__


                                            [NAME OF DESIGNOR],
                                               as Designor


                                            By
                                              Title:


                                            [NAME OF DESIGNEE],
                                               as Designee


                                            By
                                              Title:

                                            Applicable   Lending   Office   (and
                                             address for notices):
                                            [Address]

--------
* This date should be no earlier than five Business Days after the delivery of this Designation Agreement to the Administrative Agent.


                                        3

Accepted this ____ day
of _______________, 199_




CITIBANK, N.A., as ADMINISTRATIVE AGENT


By
   Title:


3370.1/NYL4/Desgination Agreement

         Exhibit D - Form of Opinion of General Counsel of the Borrower


December 5, 1997



To the Lenders party to the Credit
    Agreement referred to below and to
    Citibank, N.A., as Administrative Agent,
    The Chase Manhattan Bank and Bank of
    America N.T. & S.A., as Syndication Agents, and Toronto Dominion (Texas), Inc., as
    Documentation Agent

Ladies and Gentlemen:

         I am Senior Vice President, General Counsel and Secretary of 360 Communications Company, a Delaware corporation (the "Borrower"). Reference is made to that certain Second Amended and Restated Credit Agreement (the "Credit Agreement") dated as of December 5, 1997 among the Borrower and each of you, and the related documents described herein.

         This opinion is being furnished to you pursuant to Section 3.01(j)(v) of the Credit Agreement. Capitalized terms used and not otherwise defined herein shall have their respective meanings set forth in the Credit Agreement.

         In connection with this opinion, I have examined and am familiar with original or copies, certified or otherwise identified to my satisfaction, of the following:

         (i)      the Credit Agreement;

         (ii) those certain Revolving Credit Notes of even date herewith executed by the Borrower in favor of each Lender;

         (iii)    the form of  Competitive  Bid Notes attached as Exhibit A-2 to the Credit Agreement, which Notes may be executed and delivered by the Borrower from time to time under Section 2.03 of the Credit Agreement;

         (iv)     the Assignment Agreement;

         (v) the Amended and Restated Certificate of Incorporation, as amended (the "Charter"), and the Amended and Restated Bylaws (the "Bylaws") of the Borrower;

         (vi) certain resolutions of the Board of Directors of the Borrower duly adopted at a meeting of the Board of Directors held on July 14, 1997; and

         (vii) a certificate from the Secretary of State of the State of Delaware as to the corporate existence and good standing of the Borrower in such jurisdiction.

         The Credit Agreement, the Assignment Agreement, the Revolving Credit Notes described in clause (ii) above and the Competitive Bid Notes described in clause (iii) above are herein referred to collectively as the "Credit Documents."

         I have also examined originals or copies, certified or otherwise identified to my satisfaction, of such corporate records of the Borrower, public records, agreements and other instruments, certificates of public officials, certificates of officers of the Borrower and such other documents and questions of law as I have deemed relevant in connection with the rendering of this opinion.

         In my examination I have assumed, without any investigation, the genuineness of all signatures (other than those of the Borrower), the legal capacity of natural persons, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents presented to me as certified or photostatic copies and the authenticity of the originals of such documents. As to any questions of fact material to the opinions herein expressed that I did not independently verify or establish, I have relied upon written statements of officers of the Borrower and I have no reason to believe such reliance was not justified. Whenever my opinion in this letter is qualified by the phrase "to the best of my knowledge" or a phrase of similar import, such phrase is intended to signify that no information has come to my attention or to the attention of the lawyers acting under my supervision that would give us actual current knowledge of the existence or absence of such factual matter in question.

         I am a member of the Bar of the State of Illinois, and I do not express any opinion as to the laws of any jurisdiction other than the State of Illinois, the General Corporation Law of the State of Delaware, the federal securities laws of the United States and, to the extent applicable to the Borrower and its subsidiaries, the federal laws of the United States relating specifically to public utilities and/or telecommunications companies.

         Based upon and subject to the foregoing, I am of the opinion that:

         1. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has, either itself or through its subsidiaries, all requisite corporate power and authority (including, without limitation, all governmental licenses, permits and other approvals and all intellectual property) adequate to own or lease and operate its properties and to carry on its business.

         2. The execution and delivery by the Borrower of the Credit Documents and the performance by the Borrower of its obligations thereunder, each in accordance with its terms, and the consummation of the transactions contemplated thereby, are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not or, in the case of the Competitive Bid Notes, will not (a) conflict with the Charter or the Bylaws, (b) contravene any judgment, order or decree binding on or affecting the Borrower or any of its Subsidiaries or any of their respective properties or (c) to the best of my knowledge, after reasonable inquiry, conflict or be inconsistent with or result in any breach of or constitute a default under any material contractual obligation of the Borrower or any of its Subsidiaries.

         3. To the best of my knowledge, neither the execution, delivery or performance by the Borrower of the Credit Documents nor the compliance by the Borrower with the terms and provisions thereof nor the consummation of the transactions contemplated thereby, will contravene any provision of any Applicable Law. For purposes of the opinion expressed in this paragraph 3, "Applicable Laws" shall mean those laws, rules and regulations of the State of Illinois, the General Corporation Law of the State of Delaware and, to the extent applicable to the Borrower and its Subsidiaries, the federal laws of the United States relating specifically to public utilities and/or telecommunications companies which, in my experience, are normally applicable to transactions of the type contemplated by the Credit Documents and are not otherwise the subject of a specific opinion herein that expressly refers to a particular law or laws.

         4. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or, to the best of my knowledge, any other third party, which has not been obtained or taken and is not in full force and effect, is required to authorize or is legally required in connection with the due execution, delivery and performance by the Borrower of any of the Credit Documents or for the consummation of the transactions contemplated thereby.

         5. Except for the Competitive Bid Notes, each of the Credit Documents has been duly executed and delivered by the Borrower. In any action or proceeding arising out of or relating to the Credit Documents in any court of the State of Illinois or in any federal court sitting in the State of Illinois, such court should recognize and give effect to the governing law provision of the Credit Agreement wherein the parties thereto agree that the Credit Documents shall be governed by the laws of the State of New York. Without limiting the generality of the foregoing, a court of the State of Illinois or a federal court sitting in the State of Illinois should apply the usury law of the State of New York to the Credit Documents. However, if a court were to hold that the Credit Documents are governed by, and to be construed in accordance with, the laws of the State of Illinois, each of the Credit Agreement, the Assignment Agreement, the Revolving Credit Notes and, assuming the execution and delivery thereof by the Borrower in accordance with the Credit Agreement, the Competitive Bid Notes would be, under the laws of the State of Illinois, the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject as to enforceability, to the effect of any applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

         6. The Borrower has not been served with and there is not, to the best of my knowledge, after reasonable inquiry, any litigation, arbitration or administrative proceeding including, without limitation, any Environmental Action, of or before any court, arbitrator or governmental authority pending or threatened by or against the Borrower or against any of its Subsidiaries (a) which purports to affect the legality, validity or enforceability of the Credit Documents, or the consummation of the transactions contemplated thereby, or (b) which, if adversely determined, would be reasonably likely to have a Material Adverse Effect.

         7. The provisions of the Credit Documents (without regard for any provisions thereof limiting the payment of interest or any other sums thereunder to the highest rate permitted by applicable law) do not violate any applicable law of the State of Illinois relating to usury.

         8. Neither the Borrower nor any of its Subsidiaries is an "investment company," or an "affiliated person" of, or "promotor" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

         This opinion is being furnished solely to you, is solely for your benefit and the benefit of financial institutions that may become Lenders under the Credit Agreement after the date hereof, and is being issued solely in connection with the transactions contemplated by the Credit Documents. This opinion may not be relied upon by any other person for any other purpose without my prior written consent. The opinion set forth herein is rendered as of the date hereof and will not be updated at any time as a result of, or in response to, any change in law or fact.

Very truly yours,



Kevin C. Gallagher